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                          SALE AND SERVICING AGREEMENT


                                      among


                   DEALER AUTO RECEIVABLES OWNER TRUST 2000-1,
                                   as Issuer,


                         DEALER AUTO RECEIVABLES CORP.,
                                  as Depositor,


                           PREMIER AUTO FINANCE, INC.,
                                   as Servicer

                                       and


                              THE BANK OF NEW YORK,
                              as Indenture Trustee




                           Dated as of August 24, 2000



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                                                 TABLE OF CONTENTS
                                                 -----------------
ARTICLE ONE             DEFINITIONS...............................................................................1
      SECTION 1.01.     DEFINITIONS...............................................................................1
      SECTION 1.02.     USAGE OF TERMS...........................................................................18
      SECTION 1.03.     SECTION REFERENCES.......................................................................18
      SECTION 1.04.     CALCULATIONS.............................................................................18
      SECTION 1.05.     ACCOUNTING TERMS.........................................................................18
ARTICLE TWO             TRANSFER OF CONTRACTS....................................................................19
      SECTION 2.01.     CLOSING..................................................................................19
      SECTION 2.02.     CONDITIONS TO THE CLOSING................................................................19
      SECTION 2.03.     ACCEPTANCE BY ISSUER.....................................................................21
ARTICLE THREE           REPRESENTATIONS AND WARRANTIES...........................................................21
      SECTION 3.01.     REPRESENTATIONS AND WARRANTIES REGARDING THE DEPOSITOR...................................21
      SECTION 3.02.     REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER....................................23
ARTICLE FOUR            PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS..............................24
      SECTION 4.01.     CUSTODY OF CONTRACTS.....................................................................24
      SECTION 4.02.     FILING...................................................................................26
      SECTION 4.03.     NAME CHANGE OR RELOCATION................................................................26
      SECTION 4.04.     CHIEF EXECUTIVE OFFICE...................................................................27
      SECTION 4.05.     COSTS AND EXPENSES.......................................................................27
ARTICLE FIVE            SERVICING OF CONTRACTS...................................................................27
      SECTION 5.01.     RESPONSIBILITY FOR CONTRACT ADMINISTRATION...............................................27
      SECTION 5.02.     STANDARD OF CARE.........................................................................27
      SECTION 5.03.     RECORDS..................................................................................27
      SECTION 5.04.     INSPECTION...............................................................................28
      SECTION 5.05.     TRUST ACCOUNTS...........................................................................28
      SECTION 5.06.     ENFORCEMENT..............................................................................30
      SECTION 5.07.     TRUSTEES TO COOPERATE....................................................................31
      SECTION 5.08.     COSTS AND EXPENSES.......................................................................32
      SECTION 5.09.     MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES...................................32
      SECTION 5.10.     MAINTENANCE OF INSURANCE.................................................................32
ARTICLE SIX             THE DEPOSITOR............................................................................33
      SECTION 6.01.     COVENANTS OF THE DEPOSITOR...............................................................33
      SECTION 6.02.     LIABILITY OF DEPOSITOR; INDEMNITIES......................................................35
      SECTION 6.03.     MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, DEPOSITOR; CERTAIN
                        LIMITATIONS..............................................................................36
      SECTION 6.04.     LIMITATION ON LIABILITY OF DEPOSITOR AND OTHERS..........................................37
      SECTION 6.05.     DEPOSITOR NOT TO RESIGN..................................................................37
      SECTION 6.06.     DEPOSITOR MAY OWN NOTES OR CERTIFICATES..................................................37
ARTICLE SEVEN           DISTRIBUTIONS; RESERVE FUND..............................................................38
      SECTION 7.01.     FEES.....................................................................................38
      SECTION 7.02.     ADVANCES.................................................................................38
      SECTION 7.03.     DISTRIBUTIONS............................................................................38
      SECTION 7.04.     RESERVE FUND.............................................................................39
      SECTION 7.05.     REPURCHASES OF CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES....................40
      SECTION 7.06.     REASSIGNMENT OF REPURCHASED CONTRACTS....................................................41
      SECTION 7.07.     SELLER'S REPURCHASE OPTION...............................................................41
ARTICLE EIGHT           SERVICER DEFAULT;  SERVICE TRANSFER......................................................41
      SECTION 8.01.     SERVICER DEFAULT.........................................................................41
      SECTION 8.02.     WAIVER OF SERVICER DEFAULT...............................................................42
      SECTION 8.03.     SERVICE TRANSFER.........................................................................42
      SECTION 8.04.     SUCCESSOR SERVICER TO ACT; APPOINTMENT OF SUCCESSOR SERVICER.............................43
      SECTION 8.05.     NOTIFICATION TO CERTIFICATEHOLDERS.......................................................44
      SECTION 8.06.     EFFECT OF TRANSFER.......................................................................44


                                       i

      SECTION 8.07.     DATABASE FILE............................................................................44
      SECTION 8.08.     SUCCESSOR SERVICER INDEMNIFICATION.......................................................44
      SECTION 8.09.     RESPONSIBILITIES OF THE SUCCESSOR SERVICER...............................................45
      SECTION 8.10.     LIABILITY OF SERVICER; INDEMNITIES.......................................................45
      SECTION 8.11.     LIMITATION OF LIABILITY OF SERVICER......................................................46
      SECTION 8.12.     MERGER OR CONSOLIDATION OF SERVICER......................................................46
      SECTION 8.13.     SERVICER NOT TO RESIGN...................................................................47
      SECTION 8.14.     APPOINTMENT OF SUBSERVICER...............................................................47
ARTICLE NINE            REPORTS..................................................................................47
      SECTION 9.01.     MONTHLY REPORTS..........................................................................47
      SECTION 9.02.     OFFICER'S CERTIFICATE....................................................................47
      SECTION 9.03.     OTHER DATA...............................................................................48
      SECTION 9.04.     ANNUAL REPORT OF ACCOUNTANTS.............................................................48
      SECTION 9.05.     ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER.............................................48
      SECTION 9.06.     MONTHLY REPORTS TO SECURITYHOLDERS.......................................................49
ARTICLE TEN             TERMINATION..............................................................................50
      SECTION 10.01.    TERMINATION..............................................................................50
ARTICLE ELEVEN          MISCELLANEOUS............................................................................50
      SECTION 11.01.    AMENDMENT................................................................................50
      SECTION 11.02.    PROTECTION OF TITLE TO ISSUER............................................................52
      SECTION 11.03.    GOVERNING LAW............................................................................53
      SECTION 11.04.    NOTICES..................................................................................53
      SECTION 11.05.    SEVERABILITY OF PROVISIONS...............................................................55
      SECTION 11.06.    THIRD PARTY BENEFICIARIES................................................................55
      SECTION 11.07.    COUNTERPARTS.............................................................................55
      SECTION 11.08.    HEADINGS.................................................................................55
      SECTION 11.09.    LIMITATION OF LIABILITY OF OWNER TRUSTEE AND INDENTURE TRUSTEE...........................55

                                    EXHIBITS
Exhibit A         Form of Assignment                                                    A-1
Exhibit B         Form of Closing Certificate of Depositor                              B-1
Exhibit C-1       Form of Closing Certificate of Servicer                               C-1-1
Exhibit C-2       Form of Closing Certificate of Seller                                 C-2-1
Exhibit D         Form of Opinion of Counsel for Depositor regarding
                  general corporate matters (including perfection opinion)              D-1
Exhibit E         Form of Opinion of Counsel for Depositor regarding
                  the "TRUE SALE" nature of the transaction                             E-1
Exhibit F         Form of Opinion of Counsel for Depositor regarding
                  non-consolidation                                                     F-1
Exhibit G         Form of Certificate Regarding Repurchased Contracts                   G-1
Exhibit H         List of Contracts                                                     H-1
Exhibit I         Form of Monthly Report to Noteholders and Certificateholders          I-1
Exhibit J         Seller's Representations and Warranties                               J-1
Exhibit K         Lockbox Bank and Lockbox Account                                      K-1
Exhibit L         Concentration Account Administration Agreement                        L-1


         SALE AND SERVICING AGREEMENT, dated as of August 24, 2000, among Dealer Auto Receivables Owner Trust 2000-1 (together with its successors and assigns, the "ISSUER"), Dealer Auto Receivables Corp. (together with its successor and assigns, the "DEPOSITOR"), The Bank of New York (solely in its capacity as Indenture Trustee together with its successors and assigns, the "INDENTURE TRUSTEE") and Premier Auto Finance, Inc. (solely in its capacity as Servicer together with its successor and assigns, "PREMIER AUTO FINANCE" or the "SERVICER").

         WHEREAS the Issuer desires to purchase from the Depositor a pool of installment sale contracts relating to new or used automobiles and light-duty trucks (collectively, the "CONTRACTS") originated or purchased by Premier Auto Finance, L.P. and subsequently sold by Premier Auto Finance, L.P. to the Depositor;

         WHEREAS the Depositor is willing to sell, transfer and assign the Contracts to the Issuer pursuant to the terms hereof; and

         WHEREAS the Servicer is willing to service the Contracts pursuant to the terms hereof;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                   ARTICLE ONE

                                   DEFINITIONS

         SECTION 1.01. DEFINITIONS. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "ADMINISTRATION AGREEMENT" means the Administration Agreement dated as of the date hereof among the Issuer, Premier Auto Finance, Inc., as administrator, the Depositor and the Indenture Trustee, as amended, supplemented or otherwise modified from time to time.

         "ADVANCE" means, with respect to any Distribution Date, the amounts, if any, deposited by the Servicer in the Collection Account for such Distribution Date pursuant to SECTION 7.02.

         "AFFILIATE" of any specified Person means any other Person controlling or controlled by, or under common control with, such specified Person. For the purposes of this definition, "CONTROL" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "CONTROLLING" or "CONTROLLED" have meanings correlative to the foregoing.

         "AGGREGATE PRINCIPAL BALANCE" means, as of any date of determination, the sum of the Principal Balances of each outstanding Contract as of the close of business on the last day of the preceding Due Period.

         "AGGREGATE PRINCIPAL BALANCE DECLINE" means, with respect to any Distribution Date, the amount by which the

Certificate Balance and the outstanding aggregate principal balance of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes as of the immediately preceding Distribution Date, after giving effect to all payments of principal to Securityholders on such preceding Distribution Date (or, in the case of the first Distribution Date, the sum of the Initial Certificate Balance and the original principal balance of the Notes) exceeds the Aggregate Principal Balance as of such Distribution Date.

         "AGREEMENT" means this Sale and Servicing Agreement, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

         "AVAILABLE AMOUNTS" means, with respect to any Distribution Date, the sum of the Available Interest, the Available Principal for such Distribution Date and any amounts to be withdrawn from the Reserve Fund on such Distribution Date pursuant to SECTION 7.04(e).

          "AVAILABLE INTEREST" means, with respect to any Distribution Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period: (i) all payments received in respect of such Contract allocated to the payment of interest (ii) the interest component of the aggregate of the Repurchase Prices for Contracts repurchased by the Depositor pursuant to SECTION 7.05 as of the last day of the related Due Period, (iii) the interest component of the aggregate of the Repurchase Prices for Contracts repurchased by the Servicer pursuant to SECTION 5.06(f) as of the last day of the related Due Period, (iv) all Advances made by the Servicer pursuant to SECTION 7.02 in respect of delinquent interest payments on the related Determination Date, (v) the interest component of the amount paid by the Seller in connection with an optional repurchase of the Contracts pursuant to SECTION 7.07 and (vi) all amounts received in respect of interest, dividends, gains, income and earnings on investment of funds in the Trust Accounts as contemplated in SECTION 5.05(c).

         "AVAILABLE PRINCIPAL" means, with respect to any Distribution Date, the total (without duplication) of the following amounts received by the Servicer on or in respect of the Contracts during the related Due Period: (i) all payments received in respect of such Contract allocated to the payment of principal, (ii) the principal component of the aggregate of the Repurchase Prices for Contracts repurchased by the Depositor pursuant to SECTION 7.05 as of the last day of the related Due Period, (iii) the principal component of the aggregate of the Repurchase Prices for Contracts purchased by the Servicer pursuant to SECTION 5.06(f) as of the last day of the related Due Period, (iv) all Advances made by the Servicer pursuant to SECTION 7.02 in respect of delinquent principal payments and (v) the principal component of the amount paid by the Seller in connection with an optional repurchase of the Contracts pursuant to SECTION 7.07.

         "AVAILABLE RESERVE MONIES" means, with respect to any Distribution Date, the amount of funds on deposit in the Reserve Fund on such Distribution Date before giving effect to any reduction thereto on such date.

         "AVERAGE DELINQUENCY RATIO" means, for any Distribution Date, the arithmetic average of the Delinquency Ratios for such Distribution Date and the two immediately preceding Distribution Dates.

         "AVERAGE NET LOSS RATIO" means, for any Distribution Date, the arithmetic average of the Net Loss Ratios for such Distribution Date and the two immediately preceding Distribution Dates.

          "BUSINESS DAY" means any day other than a Saturday or a Sunday, or another day on which banking institutions in the city of Chicago, Illinois, Wilmington, Delaware, or New York, New York are authorized or obligated by law, executive order, or governmental decree to be closed.

         "CERTIFICATE BALANCE" equals $13,175,591.56 on the Closing Date, and, thereafter, equals the Initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to Certificateholders.

         "CERTIFICATE DEPOSITORY AGREEMENT" has the meaning specified in the Trust Agreement.

         "CERTIFICATE DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Certificate Principal Distributable Amount and the Certificate Interest Distributable Amount for such Distribution Date.

         "CERTIFICATE DISTRIBUTION ACCOUNT" shall have the meaning specified in the Trust Agreement.

         "CERTIFICATE FACTOR" means, as of the close of business on any Distribution Date, a seven-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on such Distribution
Date) divided by the Initial Certificate Balance. The Certificate Factor will be
1.0000000 as of the Closing Date; thereafter, the Certificate Factor will decline to reflect reductions in the Certificate Balance.

         "CERTIFICATE FINAL SCHEDULED DISTRIBUTION DATE" means the January, 2007 Distribution Date.

         "CERTIFICATE INTEREST CARRYOVER SHORTFALL" means, (a) for the initial Distribution Date, zero, and (b) with respect to any other Distribution Date, the excess of the Certificate Interest Distributable Amount with respect to the immediately preceding Distribution Date, over the amount in respect of interest on the Certificates that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus interest on such excess, to the extent permitted by law, at the Pass-Through Rate for the related Interest Period.

         "CERTIFICATE INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Certificate Monthly Interest Distributable Amount with respect to such Distribution Date and the Certificate Interest Carryover Shortfall with respect to such Distribution Date.

         "CERTIFICATE MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, 30 days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) at the Pass-Through Rate on the Certificate Balance on the immediately preceding Distribution Date, after giving effect to all payments of principal to the Certificateholders on such preceding Distribution Date (or, in the case of the first Distribution Date, on the Initial Certificate Balance).

         "CERTIFICATE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT" will mean, with respect to any Distribution Date, the Certificate Percentage of the Principal Distributable Amount for such Distribution Date.

         "CERTIFICATE PERCENTAGE" means (i) for each Distribution Date to but excluding the Distribution Date on which the principal amount of all of the Notes is reduced to zero, 0%; (ii) on the Distribution Date on which the principal amount of all of the Notes is reduced to zero, such percentage that equals 100% minus the Note Percentage for such Distribution Date; and (iii) 100% thereafter.

         "CERTIFICATE PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of the Certificate Principal Distributable Amount with respect to the immediately preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date.

         "CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Certificate Monthly Principal Distributable Amount with respect to such Distribution Date and the Certificate Principal Carryover Shortfall; PROVIDED, HOWEVER, that the Certificate Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Certificate Final Scheduled Distribution Date, the principal required to be deposited into the Certificate Distribution Account will include the amount necessary to reduce the Certificate Balance to zero.

         "CERTIFICATE REGISTER" shall have the meaning specified in the Trust Agreement.

         "CERTIFICATEHOLDERS" shall have the meaning specified in the Trust Agreement.

         "CERTIFICATES" means the Trust Certificates (as such term is defined in the Trust Agreement).

         "CLASS" means all Notes whose form is identical except for variation in denomination, principal amount or owner.

         "CLASS A-1 FINAL SCHEDULED DISTRIBUTION DATE" means the August, 2001 Distribution Date.

         "CLASS A-1 NOTEHOLDER" means the Person in whose name a Class A-1 Note is registered in the Note Register.

         "CLASS A-1 RATE" means 6.69% per annum.

         "CLASS A-2 FINAL SCHEDULED DISTRIBUTION DATE" means the April, 2003 Distribution Date.

         "CLASS A-2 NOTEHOLDER" means the Person in whose name a Class A-2 Note is registered in the Note Register.

         "CLASS A-2 RATE" means 7.01% per annum.

         "CLASS A-3 FINAL SCHEDULED DISTRIBUTION DATE" means the May, 2004 Distribution Date.

         "CLASS A-3 NOTEHOLDER" means the Person in whose name a Class A-3 Note is registered in the Note Register.

         "CLASS A-3 RATE" means 7.07% per annum.

         "CLASS A-4 FINAL SCHEDULED DISTRIBUTION DATE" means the March, 2005 Distribution Date.

         "CLASS A-4 NOTEHOLDER" means the Person in whose name a Class A-4 Note is registered in the Note Register.

         "CLASS A-4 RATE" means 7.12% per annum.

         "CLASS B FINAL SCHEDULED DISTRIBUTION DATE" means the November, 2005 Distribution Date.

         "CLASS B NOTEHOLDER" means the Person in whose name a Class B Note is registered in the Note Register.

         "CLASS B RATE" means 7.46% per annum.

         "CLOSING DATE" means August 24, 2000.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" has the meaning given such term in the "granting clause" of the Indenture.

         "COLLECTION ACCOUNT" means a trust account as described in SECTION 5.05 maintained in the name of the Indenture Trustee and which shall be an Eligible Account.

         "COMPUTER DISK" means the computer disk generated by the Servicer which provides information relating to the Contracts and which was used by the Seller in selecting the Contracts sold to the Depositor pursuant to the Transfer and Sale Agreement and by the Depositor in selecting the Contracts sold to the Trust pursuant to this Agreement, and includes the master file and the history file as well as servicing information with respect to the Contracts.

         "CONCENTRATION ACCOUNT" means the account identified on EXHIBIT L hereto.

         "CONCENTRATION ACCOUNT AGREEMENT" means the Agreement Regarding Blocked Account Administration dated as of August 23, 2000 by and among the Seller, the Servicer, the Depositor, the Indenture Trustee, Aon Corporation, Premier Receivables Purchase Facility L.L.C., Bank One, NA and The Chase Manhattan Bank, with respect to the Concentration Account.

         "CONTRACT ASSETS" has the meaning assigned in SECTION 2.01 of the Transfer and Sale Agreement.

         "CONTRACT FILE" means, as to each Contract, (a) the original copy of the Contract, including the executed installment sale contract or other evidence of the obligation of the Obligor, (b) the original title certificate to the Financed Vehicle and, where applicable, the certificate of lien recordation, or, if such title certificate has not yet been issued, an application for such title certificate, or other appropriate evidence of a security interest in the covered Financed Vehicle, (c) the assignments of the Contract; (d) the original copy of any agreement(s) modifying the Contract including, without limitation, any extension agreement(s) and (e) documents evidencing the existence of physical damage insurance covering such Financed Vehicle.

         "CONTRACT RATE" means, as to any Contract, the annual rate of interest specified in the Contract.

         "CONTRACTS" means the installment sale contracts described in the List of Contracts and constituting part of the Trust Corpus, and includes, without limitation, all related security interests and any and all rights to receive payments which are collected pursuant thereto on or after the Cutoff Date, but excluding any rights to receive payments which are collected pursuant thereto prior to the Cutoff Date.

         "CORPORATE TRUST OFFICE" means the office of the Indenture Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in SECTION 11.04.

         "CUTOFF DATE" means July 1, 2000.

         "DEFAULTED CONTRACT" means a Contract with respect to which there has occurred one or more of the following: (i) all or part of a scheduled payment under the Contract is 120 days or more than 120 days past due and the Servicer has not repossessed the related Financed Vehicle, (ii) the Servicer, has in accordance with its customary servicing procedures, determined that eventual payment in full is unlikely and has either repossessed and liquidated the related Financed Vehicle or repossessed and held the related Financed Vehicle in its repossessed inventory for 90 days, whichever occurs first; PROVIDED, HOWEVER, in no event shall the period of time referred to in clauses (i) or (ii) extend for a combined period of longer than 120 days, or (iii) the relevant Obligor has suffered an Insolvency Event.

         "DELINQUENCY AMOUNT" means, as of any Distribution Date, the sum of the outstanding Principal Balance of all Contracts that were delinquent 61 days or more as of the close of business on the last day of the related Due Period (including Contracts which are not Defaulted Contracts in respect of which the related Financed Vehicles have been repossessed and are still inventory).

         "DELINQUENCY RATIO" means, for any Distribution Date, the fraction (expressed as a percentage) computed by dividing (a) the Delinquency Amount as of such Distribution Date by (b) the Aggregate Principal Balance of the Contracts as of the beginning of the related Due Period.

          "DELINQUENT INTEREST" means, for each Due Period with respect to each Contract an amount equal to the product of (x) the Principal Balance of such Contract as of the first day of such Due Period and (y) the stated annual percentage rate of such Contract and
(z) the number of days in the period between the Due Dates on such Contract divided by 360 minus the amount of interest received with respect to such Contract during such Due Period.

         "DEPOSITOR" has the meaning assigned such term in the preamble hereunder or any successor thereto.

         "DETERMINATION DATE" means the fourth Business Day following the conclusion of a Due Period during the term of this Agreement.

         "DISTRIBUTION DATE" means the fifteenth day of each calendar month during the term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, with the first such Distribution Date hereunder being September 15, 2000.

         "DUE DATE" means, with respect to any Contract, the day of the month on which each scheduled payment of principal and interest is due on such Contract, exclusive of days of grace.

         "DUE PERIOD" means a calendar month during the term of this Agreement, and the Due Period related to a Determination Date or Distribution Date shall be the calendar month immediately preceding such date; PROVIDED, HOWEVER, that with respect to the Initial Determination Date or Initial Distribution Date, the related Due Period shall be the period from the Cutoff Date to and including August 31, 2000.

         "ELIGIBLE ACCOUNT" means an account maintained (i) with the Indenture Trustee or Owner Trustee as long as the Indenture Trustee's or the Owner Trustee's short-term unsecured debt obligations have a rating of "P-1" by Moody's and a rating of "A-1+" by Standard & Poor's (the "REQUIRED DEPOSIT RATING") or (ii) in a segregated trust account with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least "P-1" by Moody's and "A-1+" by Standard & Poor's.

         "ELIGIBLE INVESTMENTS" mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form, denominated in United States dollars and that are not purchased at a premium and which evidence:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; PROVIDED, HOWEVER, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from the Rating Agency in the highest investment category granted thereby;

                  (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from the Rating Agency in the highest investment category granted thereby;

                  (d) investments in money market funds having a rating from the Rating Agency in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in CLAUSE (b); and

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in CLAUSE
         (b).

         "EXCESS AMOUNTS" shall have the meaning specified in SECTION 7.03(b).

         "EXCESS PAYMENT" shall have the meaning specified in SECTION 5.05(f).

         "FINAL SCHEDULED DISTRIBUTION DATE" means with respect to (i) the Notes, the Class A-1 Final Scheduled Distribution Date, the Class A-2 Final Scheduled Distribution Date, the Class A-3 Final Scheduled Distribution Date, the Class A-4 Final Scheduled Distribution Date or the Class B Final Scheduled Distribution Date, as the case may be, or (ii) the Certificates, the Certificate Final Scheduled Distribution Date.

         "FINANCED VEHICLE" means a new or used automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the related Contract.

         "HOLDER" means, with respect to a (i) Certificate, the Person in whose name such Certificate is registered in the Certificate Register and (ii) Note, the Person in whose name such Note is registered in the Note Register.

         "INDEBTEDNESS" means, with respect to any Person at any time, (i) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes or other instruments, or for the deferred purchase price of property or services (including trade obligations); (ii) obligations of such Person as lessee under leases which should have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (iii) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (iv) obligations issued for or liabilities incurred on the account of such Person;
(v) obligations or liabilities of such Person arising under acceptance facilities; (vi) obligations of such Person under any guaranties, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (vii) obligations of such Person secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or
(viii) obligations of such Person under any interest rate or currency exchange agreement.

         "INDENTURE" means the Indenture, dated as of the date hereof, between the Issuer and the Indenture Trustee.

         "INDENTURE TRUSTEE" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

         "INDENTURE TRUSTEE FEE" means, with respect to any Distribution Date, $500.00.

         "INDEPENDENT", when used with respect to any specified Person, means such a Person who (i) is in fact independent of the Issuer, the Depositor or the Servicer, (ii) is not a director, officer or employee of any Affiliate of the Issuer, the Depositor or the Servicer, (iii) is not a person related to any officer or director of the Issuer, the Depositor or the Servicer or any of their respective Affiliates, (iv) is not a holder (directly or indirectly) of more than 10% of any voting securities of Issuer, the Depositor or the Servicer or any of their respective Affiliates, and (v) is not connected with the Issuer, the Depositor or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "INITIAL CLASS A-1 NOTE BALANCE" means $190,000,000.00.

         "INITIAL CLASS A-2 NOTE BALANCE" means $274,000,000.00.

         "INITIAL CLASS A-3 NOTE BALANCE" means $168,000,000.00.

         "INITIAL CLASS A-4 NOTE BALANCE" means $83,251,000.00.

         "INITIAL CLASS B NOTE BALANCE" means $24,470,000.00.

         "INITIAL CERTIFICATE BALANCE" means $13,175,591.56.

         "INSOLVENCY EVENT" means, with respect to a specified Person, (i) the entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of such Person in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; (ii) the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days; or (iii) the commencement by such Person of a voluntary case under the federal bankruptcy laws, as now or hereinafter in effect, or any other present or future federal or state, bankruptcy, insolvency or similar law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official for such Person or for any substantial part of its property, or the making by such Person of an assignment for the benefit of creditors or the failure by such Person generally to pay its debts as such debts become due or the taking of corporate action by such Person in furtherance of any the foregoing.

         "INTEREST PERIOD" means, with respect to any Distribution Date, and (i) the Class A-1 Notes, means the period from and including the preceding Distribution Date (or, in the case of the first Distribution Date, the Closing
Date) to but excluding such Distribution Date; and (ii) in the case of the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes or the Certificates, means the period from and including the fifteenth day of the month of the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) to but excluding the fifteenth day of the month of such Distribution Date.

         "INTEREST RATE" means the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate, the Class A-4 Rate or the Class B Rate, as applicable.

         "ISSUER" means the Dealer Auto Receivables Owner Trust 2000-1, a Delaware business trust.

         "LATE PAYMENT PENALTY FEES" means any late payment fees paid by Obligors on Contracts after all sums received have been allocated first to regular installments due or overdue and all such installments are then paid in full.

         "LIEN" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Contract by operation of law.

         "LIST OF CONTRACTS" means the list identifying each Contract constituting part of the Trust Corpus, which list shall consist of the List of Contracts reflecting the Contracts transferred to the Issuer on the Closing Date and which list (a) identifies each Contract, (b) sets forth as to each Contract
(i) the Principal Balance as of the Cutoff Date, (ii) the amount of monthly payments due from the Obligor, (iii) the Contract Rate and (iv) the maturity date, and (c) which list (as in effect on the Closing Date) is attached to this Agreement as EXHIBIT H.

         "LOCKBOX" means the Lockboxes maintained by the Lockbox Banks identified on EXHIBIT K hereto.

         "LOCKBOX ACCOUNT" means the account maintained with the Lockbox Banks and identified on EXHIBIT K hereto.

         "LOCKBOX AGREEMENT" means the Agreement Regarding Lockbox Administration dated as of August 23, 2000 by and among the Servicer, the Depositor, Aon Corporation, the Seller, Premier Receivables Purchase Facility L.L.C., the Indenture Trustee, The Chase Manhattan Bank and Wells Fargo Bank, National Association and the Agreement Regarding Lockbox Administration dated as of August 23, 2000 by and among the Servicer, the Depositor, Aon Corporation, the Seller, Premier Receivables Purchase Facility, L.L.C., the Indenture Trustee, The Chase Manhattan Bank and Harris Trust and Savings Bank, unless such agreement shall be terminated in accordance with its terms, in which event "LOCKBOX AGREEMENT" shall mean such other agreement, in form and substance acceptable to the above-described parties.

         "LOCKBOX BANK" means the financial institution maintaining the Lockbox Agreement and identified on EXHIBIT K hereto or any successor thereto.

         "LOCKOUT PERIOD" means the period from and including the date on which the maturity of the Notes is accelerated pursuant to SECTION 5.02 of the Indenture after the occurrence of an "Event of Default" described in SECTION 5.01(i) or (ii) of the Indenture and ending on the date on which the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes has been reduced to zero and all accrued and unpaid interest on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes has been paid in full.

         "MONTHLY REPORT" shall have the meaning specified in SECTION 9.06.

         "MONTHLY SERVICING FEE" means, as to any Distribution Date, the product of one-twelfth of 1% and the Aggregate Principal Balance as of the preceding Distribution Date.

         "MOODY'S" means Moody's Investors Service, Inc. or any successor thereto.

         "NET LIQUIDATION LOSSES" means, as of any Distribution Date, with respect to a Defaulted Contract, the amount, if any, by which (a) the outstanding Principal Balance of such Defaulted Contract exceeds (b) the Net Liquidation Proceeds for such Defaulted Contract.

         "NET LIQUIDATION PROCEEDS" means, as to any Defaulted Contract, the proceeds realized on the sale or other disposition of the related Financed Vehicle, including proceeds realized on the repurchase of such Financed Vehicle by the originating dealer for breach of warranties, and the proceeds of any insurance relating to such Financed Vehicle, after payment of all reasonable expenses incurred thereby, together, in all instances, with the expected or actual proceeds of any recourse rights relating to such Contract as well as any post-disposition proceeds received by the Servicer.

         "NET LOSS RATIO" means, for any Distribution Date, the product of (a) twelve (12) and (b) the fraction (expressed as a percentage) derived by dividing
(x) Net Liquidation Losses for all Contracts that became Defaulted Contracts during the immediately preceding Due Period multiplied by twelve by (y) the outstanding Principal Balances of all Contracts as of the beginning of such Due Period.

         "NOTE DEPOSITORY AGREEMENT" shall have the meaning specified in the Indenture.

         "NOTE DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Note Principal Distributable Amount and the Note Interest Distributable Amount for such Distribution Date.

         "NOTE DISTRIBUTION ACCOUNT" means the account established and maintained as such pursuant to SECTION 5.05.

         "NOTE FACTOR" means with the respect to any Class of Notes as of the close of business on any Distribution Date, a seven-digit decimal figure equal to the outstanding principal amount of such Class of Notes (after giving effect to any reductions thereof to be made on such

Distribution Date) divided by the original outstanding principal amount of such Class of Notes. Each Note Factor will be 1.0000000 as of the Closing Date; thereafter the Note Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

         "NOTE INTEREST CARRYOVER SHORTFALL" means, (a) with respect to the Initial Distribution Date and each Class of Notes, zero and (b) with respect to any other Distribution Date and a Class of Notes, the excess, if any, of the
Note Interest Distributable Amount for such Class for the immediately preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Distribution Account with respect to such Class on such preceding Distribution Date, plus, interest on such excess to the extent permitted by applicable law, at the related Interest Rate for the related Interest Period.

         "NOTE INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date and a Class of Notes, the sum of the Note Monthly Interest Distributable Amount and the Note Interest Carryover Shortfall for such Class of Notes with respect to such Distribution Date.

         "NOTE MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date for any Class of Notes, interest accrued for the related Interest Period (calculated on the basis of, in the case of the Class A-1 Notes, the actual number of days in such Interest Period and a year assumed to consist of 360 days, and in the case of all other Classes of Notes, such Interest Period being assumed to consist of 30 days and a year assumed to consist of 360 days) at the related Interest Rate for such Class of Notes on the outstanding principal amount of the Notes of such Class on the immediately preceding Distribution Date, after giving effect to all payments of principal to Noteholders of such Class on or prior to such preceding Distribution Date (or, in the case of the first Distribution Date, on the original principal amount of such Class of Notes).

         "NOTE MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the Note Percentage of the Principal Distributable Amount for such Distribution Date.

         "NOTE PERCENTAGE" means, (i) for each Distribution Date to but excluding the Distribution Date on which the principal amount of all of the Notes is reduced to zero, 100%; (ii) for the Distribution Date on which the principal amount of all of the Notes is reduced to zero, such percentage which represents the fraction of the Principal Distributable Amount necessary to reduce the principal amount of all of the Notes to zero; and (iii) for each Distribution Date thereafter, 0%.

         "NOTE PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any Distribution Date, the excess of the Note Principal Distributable Amount with respect to the immediately preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account on such preceding Distribution Date.

         "NOTE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of the Note Monthly Principal Distributable Amount with respect to such Distribution Date and the Note Principal Carryover Shortfall with respect to such Distribution Date; PROVIDED, HOWEVER, that the Note Principal Distributable Amount shall not exceed the outstanding principal amount of the Notes; and PROVIDED, FURTHER, that the Note Principal Distributable Amount (i) on the Class A-1 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal amount of the Class A-1 Notes to zero, (ii) on the Class A-2 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal amount of the Class A-2 Notes to zero, (iii) on the Class A-3 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal amount of the Class A-3 Notes to zero, (iv) on the Class A-4 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal amount of the Class A-4 Notes to zero and (v) on the Class B Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding principal amount of the Class B Notes to zero.

         "NOTE REGISTER" shall have the meaning specified in the Indenture.

         "NOTES" means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, in each case as executed and authenticated in accordance with the Indenture.

         "OBLIGOR" means such person who owes payments under a Contract.

         "OFFICER'S CERTIFICATE" means a certificate signed by the Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of any Person delivering such certificate and delivered to the Person to whom such certificate is required to be delivered. In the case of an Officer's Certificate of the Servicer, at least one of the signing officers must be a Servicing Officer. Unless otherwise specified, any reference herein to an Officer's Certificate shall be to an Officer's Certificate of the Servicer.

         "OPINION OF COUNSEL" means a written opinion of counsel (who may be counsel to the Depositor or the Servicer) acceptable to the Indenture Trustee or the Owner Trustee, as the case may be.

         "OWNER TRUSTEE" means the Person acting, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

         "OWNER TRUSTEE FEE" means, with respect to any Distribution Date, $350.00.

         "PASS-THROUGH RATE" means 7.93% per annum.

         "PAYING AGENT" means as described in SECTION 6.11 of the Indenture and
SECTION 3.10 of the Trust Agreement.

         "PERFORMANCE GUARANTEE" means the Performance Guarantee dated as of the date hereof by the Performance Guarantor, as amended, supplemented or otherwise modified from time to time.

         "PERFORMANCE GUARANTOR" means Virginia Surety Company, Inc., an Illinois corporation, or its successor, in its capacity as Performance Guarantor under the Performance Guarantee.

         "PERSON" means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "PRINCIPAL BALANCE" means, as of the close of business on the last day of any Due Period, with respect to any Contract, an amount equal to the unpaid principal balance of such Contract as of the opening of business on the Cutoff Date, reduced by the sum of all payments received by the Servicer as of such date allocable to principal; PROVIDED, HOWEVER, that (i) if (x) a Contract is repurchased by the Seller pursuant to SECTION 5.01 of the Transfer and Sale Agreement or by the Performance Guarantor pursuant to the Performance Guarantee or by the Depositor pursuant to SECTION 7.05 or by the Servicer pursuant to SECTION 5.06(f) as of the last day of such Due Period, or if (y) the Seller gives notice of its intent to repurchase the Contracts pursuant to SECTION 5.02 of the Transfer and Sale Agreement and SECTION 7.07 on the next succeeding Distribution Date, in each case the Principal Balance of such Contract or Contracts shall be deemed as of the close of business on the last day of such Due Period and each Due Period thereafter to be zero and
(ii) from and after the Due Period in which a Contract becomes a Defaulted Contract, the Principal Balance of such Contract shall be deemed to be zero.

         "PRINCIPAL DISTRIBUTABLE AMOUNT" means, for any Distribution Date, the Aggregate Principal Balance Decline for such Distribution Date.

         "QUALIFIED ELIGIBLE INVESTMENTS" means Eligible Investments acquired by the Indenture Trustee in its name and in its capacity as Indenture Trustee, which are held by the Indenture Trustee and with respect to which
(a) the Indenture Trustee has noted its interest therein on its books and records, and (b) the Indenture Trustee has purchased such investments for value without notice of any adverse claim thereto (and, if such investments are securities or other financial assets or interests therein, within the meaning of Section 8-102 of the UCC as enacted in Illinois, without acting in collusion with a securities intermediary in violating such securities intermediary's obligations to entitlement holders in such assets, under
Section 8-504 of such UCC, to maintain a sufficient quantity of such assets in favor of such entitlement holders), and (c) either (i) such investments are in the possession of the Indenture Trustee, or (ii) such investments, (A) if certificated securities and in bearer form, have been delivered to the Indenture Trustee, or in registered form, have been delivered to the Indenture Trustee and either registered by the issuer thereof in the name of the Indenture Trustee or endorsed by effective endorsement to the Indenture Trustee or in blank; (B) if uncertificated securities, the ownership of which has been registered to the Indenture Trustee on the books of the issuer thereof (or another person, other than a securities intermediary, either becomes the registered owner of the uncertified security on behalf of the Indenture Trustee or, having previously become the registered owner, acknowledges that it holds for the Indenture Trustee); or (C) if securities entitlements (within the meaning of Section 8-102 of the UCC as enacted in Illinois) representing interests in securities or other financial assets (or interests therein) held by a securities intermediary (within the meaning of said Section 8-102), a securities intermediary indicates by book entry that a security or other financial asset has been credited to the Indenture Trustee's securities account with such securities intermediary. Any such Qualified Eligible Investment may be purchased by or through the Indenture Trustee or any of its affiliates.

         "RATING AGENCY" means each of Moody's and Standard & Poor's, so long as such Persons maintain a rating on one or more classes of the Securities; and if either Moody's or Standard & Poor's no longer maintains a rating on any class of the Securities, such other nationally recognized statistical rating organization selected by the Depositor.

         "RECORD DATE" means, with respect to any Distribution Date, the last Business Day of the preceding calendar month.

         "REIMBURSEMENT AMOUNT" has the meaning assigned in SECTION 7.02.

         "REPURCHASE PRICE" means, with respect to a Contract to be repurchased hereunder as of the last day of any Due Period an amount equal to
(a) the Principal Balance of such Contract as of such day plus (b) accrued and unpaid interest at the Contract Rate on such Contract through the end of such Due Period.

         "REQUIRED DEPOSIT RATING" has the meaning assigned in the definition of "Eligible Account".

         "RESERVE FUND" means the Reserve Fund established and maintained pursuant to SECTION 7.04.

         "RESERVE FUND INITIAL DEPOSIT" means $15,057,931.83.

         "RESERVE FUND DEPOSITS" means all moneys deposited in the Reserve Fund from time to time including, but not limited to, the Reserve Fund Initial Deposit and any monies deposited therein pursuant to SECTION 7.03(b), all investments and reinvestments thereof, earnings thereon, and proceeds of the foregoing, whether now or hereafter existing.

         "RESERVE FUND TRIGGER EVENT" shall be deemed to have occurred and be continuing on any Distribution Date if (a) the Average Delinquency Ratio for such Distribution Date is, or was for any of the preceding three Distribution Dates, equal to or greater than 2.00% or (b) the Average Net Loss Ratio for such Distribution Date is, or was for any of the preceding three Distribution Dates, equal to or greater than 2.50%.

          "RESPONSIBLE OFFICER" means, with respect to the Owner Trustee, any officer in its Corporate Trust Administration Department (or any similar group of a successor Owner Trustee) and with respect to the Indenture Trustee, the chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers having direct responsibility for the administration of this Agreement, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

         "SECURITIES" means the Notes and the Certificates.

         "SECURITYHOLDERS" means the Holders of the Notes or the Certificates.

         "SELLER" means Premier Auto Finance, L.P., an Illinois limited partnership, or its successor, in its capacity as Seller of Contract Assets under the Transfer and Sale Agreement.

         "SERVICER" means Premier Auto Finance, Inc., a Delaware corporation, or its successor, until any Service Transfer hereunder and thereafter means the Successor Servicer appointed pursuant to ARTICLE VIII below with respect to the duties and obligations required of the Servicer under this Agreement.

         "SERVICER DEFAULT" means an event specified in SECTION 8.01.

         "SERVICE TRANSFER" has the meaning assigned in SECTION 8.03(a).

         "SERVICING FEE" means, on any Determination Date, the sum of (a) the Monthly Servicing Fee payable on the related Distribution Date, (b) Late Payment Penalty Fees received by the Servicer during the related Due Period, and (c) extension fees received by the Servicer during the related Due Period.

         "SERVICING OFFICER" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Indenture Trustee by the Servicer, as the same may be amended from time to time.

         "SHORTFALL" means, with respect to a Distribution Date, the excess, if any, of the sum of the amounts described in clauses (v) through (viii) of
SECTION 7.03 over the Available Amounts for such Distribution Date minus the amounts payable pursuant to clauses (i) through (iv) of SECTION 7.03 on such Distribution Date.

         "SIMPLE INTEREST CONTRACT" means any Contract providing for the allocation of payments made thereunder to principal and interest in accordance with the Simple Interest Method.

         "SIMPLE INTEREST METHOD" means the method of allocating a fixed level payment to principal and interest pursuant to which the portion of such payment that is allocated to the payment of interest is equal to the product of the fixed rate of interest multiplied by the unpaid Principal Balance multiplied by the period of time elapsed since the preceding payment of interest was made and the remainder of such payment is allocated to the payment of principal.

         "SOLVENT" means, as to any Person at any time, that (a) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of

Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the property of such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "SPECIFIED RESERVE FUND BALANCE" means, with respect to any Distribution Date, an amount equal to the lesser of (i) the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance as of such Distribution Date, and (ii) the greater of:

                  (a) 4.25% of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance referred to in this clause (a), shall be equal to 6.50%; and

                  (b) 1.00% of the Aggregate Principal Balance as of the Cutoff Date.

         "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, or any successor thereto.

         "SUCCESSOR SERVICER" means a servicer described in SECTION 8.03(b).

         "TRANSACTION DOCUMENTS" means this Agreement, the Transfer and Sale Agreement, the Lockbox Agreement, the Indenture, the Trust Agreement, the Administration Agreement, the Performance Guarantee, the Note Depository Agreement, and the Certificate Depository Agreement.

         "TRANSFER AND SALE AGREEMENT" means the Transfer and Sale Agreement dated as of the date hereof by and between the Seller and the Depositor, as amended, supplemented or otherwise modified from time to time.

         "TRUST ACCOUNTS" means, collectively, the Collection Account, the Note Distribution Account and the Reserve Fund, or any of them.

         "TRUST ACCOUNT PROPERTY" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, physical property, book-entry securities, uncertificated securities or otherwise), including the Reserve Fund Initial Deposit, and all proceeds of the foregoing.

         "TRUST AGREEMENT" means the Trust Agreement, dated as of the date hereof, between the Depositor and the Owner Trustee.

         "TRUST CORPUS" has the meaning given to such term in SECTION 2.01.

         "TRUST ESTATE" shall have the meaning specified in the Trust
Agreement.

         "TRUSTEES" means the Owner Trustee and the Indenture Trustee.

         "UCC" means the Uniform Commercial Code as enacted in Illinois or Delaware, as applicable.

         "UNCOLLECTIBLE ADVANCE" means with respect to any Determination Date and any Contract, the amount, if any, if advanced by the Servicer in respect of such Contract pursuant to SECTION 7.02, which the Servicer has as of such Determination Date determined in good faith would not be ultimately recoverable by the Servicer from insurance policies on the related Financed Vehicle, the related Obligor or out of Net Liquidation Proceeds with respect to such Contract. The determination by the Servicer that it has made an Uncollectible Advance shall be evidenced by an Officer's Certificate delivered to the Trustees.

         "UNDERWRITERS" means Chase Securities Inc., Aon Capital Markets, Morgan Stanley Dean Witter and Salomon Smith Barney.

         "UNITED STATES" means the United States of America.

         "VICE PRESIDENT" of any Person means any vice president of such Person, whether or not designated by a number or words before or after the title "VICE PRESIDENT" who is a duly elected officer of such Person.

         SECTION 1.02. USAGE OF TERMS. With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation."

         SECTION 1.03. SECTION REFERENCES. All section references, unless otherwise indicated, shall be to Sections in this Agreement.

         SECTION 1.04. CALCULATIONS. Except as otherwise provided herein, all interest rate and basis point calculations hereunder will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

         SECTION 1.05. ACCOUNTING TERMS. All accounting terms used but not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

                                   ARTICLE TWO

                              TRANSFER OF CONTRACTS

         SECTION 2.01. CLOSING. On the Closing Date, in consideration of the Issuer's delivery of the Securities to and upon the order of the Depositor, the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer by execution of an assignment substantially in the form of EXHIBIT A hereto, without recourse other than as expressly provided herein, (i) all the right, title and interest of the Depositor in and to the Contracts listed on the List of Contracts in effect on the Closing Date (including, without limitation, all security interests and all rights to receive scheduled payments and prepayments which are collected pursuant thereto on or after the Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive scheduled payments due on or after, but received prior to, the Cutoff Date), (ii) all security interests in each Financed Vehicle, (iii) all rights of the Depositor to proceeds from any claims on theft, physical damage, credit life or disability insurance or other individual insurance policy relating to any such Contract, an Obligor or a Financed Vehicle securing such Contract, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Depositor against any originating dealer or other third party (i.e. the originators of the Contracts) under any agreements between the Seller and such originating dealers or third party, (vi) all rights of the Depositor in the Lockbox, the Lockbox Account, related Lockbox Agreement, the Concentration Account and related Concentration Account Agreement to the extent they relate to such Contracts, (vii) any rebates of premiums and other amounts relating to insurance policies, extended service contracts, other repair agreements or any other items financed under such Contract, and (viii) all rights (but not the obligations) of the Depositor under the Transfer and Sale Agreement, including but not limited to the Depositor's rights under
ARTICLE V thereof, (ix) all rights of the Depositor under the Performance Guarantee, (x) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts from time to time (and any investments of such amounts), and (xi) all proceeds and products of the foregoing (the property in clauses (i)-(xi) above, being the "TRUST CORPUS"). Although the Depositor and the Owner Trustee agree that such transfer is intended to be a sale of ownership of the Trust Corpus, rather than the granting of a security interest to secure a borrowing, and that the Trust Corpus shall not be property of the Depositor, in the event such transfer is deemed to be of a mere security interest to secure a borrowing, the Depositor shall be deemed to have granted the Issuer a perfected first priority security interest in such Trust Corpus and this Agreement shall constitute a security agreement under applicable law.

         SECTION 2.02. CONDITIONS TO THE CLOSING. On or before the Closing Date, the Depositor shall deliver or cause to be delivered the following documents to the Trust:

                  (a) The initial List of Contracts, certified by the Chairman of the Board, President or any Vice President of the Depositor, together with an assignment substantially in the form of EXHIBIT A hereto.

                  (b) A certificate of an officer of the Seller substantially in the form of EXHIBIT B to the Transfer and Sale Agreement and of an officer of the Depositor substantially in the form of EXHIBIT B hereto.

                  (c) Opinions of counsel for the Seller and the Depositor substantially in the form of EXHIBITS D, E and F hereto (and including as an addressee thereof each Rating Agency).

                  (d) A letter or letters from Ernst & Young LLP, or another nationally recognized accounting firm, addressed to the Seller and the Underwriters and stating that such firm has reviewed a sample of the Contracts and performed specific procedures for such sample with respect to certain contract terms and which identifies those Contracts which do not conform.

                  (e) Copies of resolutions of the general partner of the Seller and of the Board of Directors of each of the Servicer and the Depositor or of the Executive Committee of the Board of Directors of each of the Servicer and the Depositor approving the execution, delivery and performance of this Agreement and the other Transaction Documents to which any of them is a party, as applicable, and the transactions contemplated hereunder and thereunder, certified in each case by the Secretary or an Assistant Secretary of the general partner of the Seller, the Servicer and the Depositor.

                  (f) Officially certified, recent evidence of due incorporation and good standing of each of the Servicer and the Depositor under the laws of Delaware.

                  (g) Evidence of proper filing with the appropriate offices in Delaware and Illinois of UCC financing statements executed by the Seller, as debtor, naming the Depositor as secured party (and the Issuer as assignee) and identifying the Contract Assets as collateral; and evidence of proper filing with the appropriate offices in Delaware and Illinois of UCC financing statements executed by the Depositor, as debtor, naming the Issuer as secured party and identifying the Trust Corpus as collateral; and evidence of proper filing with appropriate officers in Delaware of UCC financing statements executed by the Issuer and naming the Indenture Trustee, as secured party and identifying the Collateral, as collateral.

                  (h) An Officer's Certificate listing the Servicer's Servicing Officers.

                  (i) Evidence of deposit in the Collection Account of all funds received with respect to the Contracts on or after the Cutoff Date to the second Business Day preceding the Closing Date, together with an Officer's Certificate from the Depositor to the effect that such amount is correct.

                  (j) The Officer's Certificate of the Seller specified in
         SECTION 2.02(b) of the Transfer and Sale Agreement.

                  (k) Evidence of deposit in the Reserve Fund of the Reserve Fund Initial Deposit by the Owner Trustee.

                  (l) A fully executed Transfer and Sale Agreement.

                  (m) A fully executed Trust Agreement.

                  (n) A fully executed Administration Agreement.

                  (o) A fully executed Performance Guarantee.

                  (p) A fully executed Indenture.

         SECTION 2.03. ACCEPTANCE BY ISSUER. On the Closing Date, upon the acceptance by the Depositor of the Securities, the ownership of the Trust Corpus will be vested in the Issuer, subject only to the lien of the Indenture Trustee.


                                  ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

         The Seller under the Transfer and Sale Agreement has made each of the representations and warranties set forth in EXHIBIT J hereto and has consented to the assignment by the Depositor to the Issuer of the Depositor's rights with respect thereto. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Contracts to the Issuer. Pursuant to SECTION 2.01 of this Agreement, the Depositor has sold, assigned, transferred and conveyed to the Issuer as part of the Trust Corpus its rights under the Transfer and Sale Agreement, including without limitation, the representations and warranties of the Seller therein as set forth in EXHIBIT J attached hereto, together with all rights of the Depositor with respect to any breach thereof including any right to require the Seller to repurchase any Contract in accordance with the Transfer and Sale Agreement. It is understood and agreed that the representations and warranties set forth or referred to in this Section shall survive delivery of the Contract Files to the Owner Trustee or any custodian and the assignment to the Indenture Trustee.

         The Depositor hereby represents and warrants to the Issuer and the Indenture Trustee that it has entered into the Transfer and Sale Agreement with the Seller, that the Seller has made the representations and warranties in the Transfer and Sale Agreement as set forth in EXHIBIT J hereto, that such representations and warranties run to and are for the benefit of the Depositor, and that pursuant to SECTION 2.01 of this Agreement the Depositor has transferred and assigned to the Issuer all rights of the Depositor to cause the Seller under the Transfer and Sale Agreement to repurchase Contracts in the event of a breach of such representations and warranties or, in the event of the Seller's failure to repurchase such Contracts, to cause the Performance Guarantor pursuant to the Performance Guarantee to repurchase such Contracts.

         SECTION 3.01. REPRESENTATIONS AND WARRANTIES REGARDING THE DEPOSITOR. By its execution of this Agreement, the Depositor represents and warrants to the Issuer that:

                  (a) ASSUMPTION OF SELLER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in EXHIBIT J are true and correct.

                  (b) ORGANIZATION AND GOOD STANDING. The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Depositor is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Depositor or the Issuer.

                  (c) AUTHORIZATION; VALID SALE; BINDING OBLIGATIONS. The Depositor has the power and authority to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which it is a party, and to create the Issuer and cause it to make, execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and to cause the Issuer to be created. This Agreement shall effect a valid sale, transfer and assignment of the Trust Corpus, enforceable against the Depositor and creditors of and purchasers from the Depositor. This Agreement and the other Transaction Documents to which the Depositor is a party constitute the legal, valid and binding obligation of the Depositor enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (d) NO CONSENT REQUIRED. The Depositor is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the other Transaction Documents to which it is a party.

                  (e) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party by the Depositor, and the consummation of the transactions contemplated hereby and thereby, will not violate any provision of any existing law or regulation or any order or decree of any court or of any Federal or state regulatory body or administrative agency having jurisdiction over the Depositor or any of its properties or the Articles of Incorporation or Bylaws of the Depositor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Depositor is a party or by which the Depositor or any of the Depositor's properties may be bound, or result in the creation or imposition of any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than as contemplated by the Transaction Documents.

                  (f) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Depositor threatened, against the Depositor or any of its properties or with respect to this Agreement, the other Transaction Documents to which it is a party or the Securities (1) which, if adversely determined, would in the opinion of the Depositor have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Depositor or the Issuer or the transactions contemplated by this Agreement or the other Transaction Documents to which the Depositor is a party, (2) which might adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates or Notes, (3) asserting the invalidity of this Agreement, any other Transaction Document, the Notes or the Certificates or (4) seeking to prevent the issuance of the Securities or the consummation of the transactions contemplated by the Transaction Documents.

                  (g) PLACE OF BUSINESS; NO CHANGES. The Depositor's sole place of business (within the meaning of Article 9 of the UCC) is as set forth in SECTION 11.04. The Depositor has not changed its name, whether by amendment of its Articles of Incorporation, by reorganization or otherwise, and has not changed the location of its place of business, within the four months preceding the Closing Date.

                  (h) The Depositor, at the time of and after giving effect to the conveyance made hereunder, is Solvent.

Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Contracts to the Issuer and the pledge thereof to the Indenture Trustee.

         SECTION 3.02. REPRESENTATIONS AND WARRANTIES REGARDING THE SERVICER. The Servicer represents and warrants to the Issuer that:

                  (a) ORGANIZATION AND GOOD STANDING. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or the Issuer. The Servicer is properly licensed in each jurisdiction to the extent required by the laws of such jurisdiction to service the Contracts in accordance with the terms hereof other than such licenses the failure to obtain would not have a material adverse effect on the business, properties, assets, or condition (financial or otherwise) of the Servicer or on the ability of the Servicer to perform its obligations hereunder.

                  (b) AUTHORIZATION; BINDING OBLIGATIONS. The Servicer has the power and authority to make, execute, deliver and perform this Agreement and the other Transaction Documents to which the Servicer is a party and all of the transactions contemplated under this Agreement and the other Transaction Documents to which the Servicer is a party, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party. This Agreement and the other Transaction Documents to which the

         Servicer is a party constitute the legal, valid and binding obligation of the Servicer enforceable in accordance with their terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (c) NO CONSENT REQUIRED. The Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement and the other Transaction Documents to which the Servicer is a party.

                  (d) NO VIOLATIONS. The execution, delivery and performance of this Agreement and the other Transaction Documents to which the Servicer is a party by the Servicer will not violate any provisions of any existing law or regulation or any order or decree of any court or of any Federal or state regulatory body or administrative agency having jurisdiction over the Servicer or any of its properties or the Articles of Incorporation or Bylaws of the Servicer, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Servicer is a party or by which the Servicer or any of the Servicer's properties may be bound, or result in the creation of or imposition of any security interest, lien, pledge, preference, equity or encumbrance of any kind upon any of its properties pursuant to the terms of any such mortgage, indenture, contract or other agreement, other than this Agreement.

                  (e) LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Servicer threatened, against the Servicer or any of its properties or with respect to this Agreement, any other Transaction Document to which the Servicer is a party which, if adversely determined, would in the opinion of the Servicer have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Servicer or the Issuer or the transactions contemplated by this Agreement or any other Transaction Document to which the Servicer is a party.


                                  ARTICLE FOUR

           PERFECTION OF TRANSFER AND PROTECTION OF SECURITY INTERESTS

         SECTION 4.01. CUSTODY OF CONTRACTS. (a) Subject to the terms and conditions of this SECTION 4.01, the contents of each Contract File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Issuer as the owner thereof.

         (b) The Servicer agrees to maintain the related Contract Files at its offices where they are currently maintained, or at such other offices of the Servicer in the State of Illinois as shall from time to time be identified to the Trustees by written notice. The Servicer may temporarily move individual Contract Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures; PROVIDED, HOWEVER, that the Servicer will take all action necessary to maintain the perfection of the Issuer's interest in the Contracts and the proceeds thereof. It is intended that by the Servicer's agreement pursuant to SECTION 4.01(a) above and this SECTION 4.01(b) the Issuer shall be deemed to have possession of the Contract Files for purposes of Section 9-305 of the Uniform Commercial Code of the State in which the Contract Files are located.

         (c) As custodian, the Servicer shall have and perform the following powers and duties:

                  (i) hold the Contract Files on behalf of the Issuer, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof, conduct annual physical inspections of Contract Files held by it under this Agreement and certify to the Owner Trustee and the Indenture Trustee annually that it continues to maintain possession of such Contract Files;

                  (ii) implement policies and procedures in writing and signed by a Servicing Officer with respect to persons authorized to have access to the Contract Files on the Servicer's premises and the receipting for Contract Files taken from their storage area by an employee of the Servicer for purposes of servicing or any other purposes;

                  (iii) attend to all details in connection with maintaining custody of the Contract Files on behalf of the Issuer;

                  (iv) at all times maintain the original of the fully executed Contract;

                  (v) clearly identify the assignment of the Contract and the contemporaneous grant of a security interest therein to the Indenture Trustee; and

                  (vi) within 60 days of the Closing Date deliver an Officer's Certificate to the Owner Trustee and the Indenture Trustee certifying that as of a date no earlier than the Closing Date it has conducted an inventory of a random sample of the Contract Files and that there exists a Contract File for each Contract and stating all exceptions to such statement, if any.

         (d) The Servicer shall promptly report to the Owner Trustee and the Indenture Trustee any failure by it to hold the Contract Files as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of the Contract Files, the Servicer further agrees not to assert any legal or beneficial ownership interest in the Contracts or the Contract Files, except as provided in SECTION 5.06. The Servicer agrees to indemnify the Issuer and the Trustees for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Issuer or the Trustees as the result of any act or omission by the Servicer relating to the maintenance and custody of the Contract Files; PROVIDED, HOWEVER, that the Servicer will not be liable for any portion of any such amount resulting from the gross negligence or willful misconduct of the Issuer or the Trustees. The Trustees shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

         (e) The Servicer shall make available to the Owner Trustee, the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors, the Contract Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal operating hours as the Owner Trustee or Indenture Trustee shall reasonably instruct which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations.

         (f) Upon instruction from the Indenture Trustee (or, if the Notes have been paid in full, from the Owner Trustee), the Servicer shall release any document in the Contract Files to the Indenture Trustee or Owner Trustee, or their respective agents or designee, as the case may be, at such place or places as such Person may reasonably designate as soon as reasonably practicable to the extent it does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. The Servicer shall not be responsible for any loss occasioned by the failure of the Owner Trustee or Indenture Trustee, or their respective agents or designees, to return any document or any delay in doing so.

         (g) The Servicer's appointment as custodian shall become effective as of the Cutoff Date and shall continue in full force and effect until terminated pursuant to this SECTION 4.01(g) or until this Agreement shall be terminated. If all of the rights and obligations of the Servicer shall have been terminated under SECTION 8.03, the appointment of the Servicer as custodian will be automatically terminated without any further action of the Indenture Trustee or any Holder. As soon as practicable, and in any event within 10 Business Days after any termination of such appointment, the Servicer shall, at its expense, deliver the Contract Files to the Successor Servicer. Notwithstanding the termination of the Servicer as custodian, the Owner Trustee agrees that upon any such termination, the Issuer shall provide, or cause its agent to provide, access to the Contract Files to the Servicer for the purpose of carrying out its duties and responsibilities with respect to the servicing of the Contracts hereunder.

         SECTION 4.02. FILING. On or prior to the Closing Date, the Servicer shall cause the UCC financing statement(s) referred to in SECTION 2.02(g) hereof to be filed and from time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary or desirable or as the Owner Trustee or Indenture Trustee may reasonably request to perfect and protect the Issuer's first priority perfected interest in the Trust Corpus against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

         SECTION 4.03. NAME CHANGE OR RELOCATION. (a) During the term of this Agreement, neither the Seller nor the Depositor shall change its name, identity or structure or relocate its chief executive office without first giving at least 30 days' prior written notice to the Owner Trustee and the Indenture Trustee.

         (b) If any change in either the Seller's or the Depositor's name, identity or structure or other action would make any financing or continuation statement or notice of lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute, the Servicer, no later than five days after the effective date of such change, shall file such amendments as may be required to preserve and protect the Issuer's interests in the

Trust Corpus and the proceeds thereof. In addition, neither the Seller nor the Depositor shall change its place of business (within the meaning of Article 9 of the UCC) from the location specified in SECTION 11.04 unless it has first taken such action as is advisable or necessary to preserve and protect the Issuer's interest in the Trust Corpus. Promptly after taking any of the foregoing actions, the Servicer shall deliver to the Owner Trustee and the Indenture Trustee an opinion of counsel reasonably acceptable to the Owner Trustee and the Indenture Trustee stating that, in the opinion of such counsel, all financing statements or amendments necessary to preserve and protect the interests of the Issuer in the Trust Corpus have been filed, and reciting the details of such filing.

         SECTION 4.04. CHIEF EXECUTIVE OFFICE. During the term of this Agreement, the Depositor will maintain its chief executive office in one of the States of the United States, except Louisiana, Tennessee, Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

         SECTION 4.05. COSTS AND EXPENSES. The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Issuer's right, title and interest in and to the Contracts (including, without limitation, the security interest in the Financed Vehicles granted thereby).


                                  ARTICLE FIVE

                             SERVICING OF CONTRACTS

         SECTION 5.01. RESPONSIBILITY FOR CONTRACT ADMINISTRATION. The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. The Owner Trustee, at the written request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate in the opinion of the Owner Trustee to enable the Servicer to carry out its servicing and administrative duties hereunder. The Servicer is hereby appointed the servicer hereunder until such time as any Service Transfer may be effected under ARTICLE VIII.

         SECTION 5.02. STANDARD OF CARE. In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with the skill and care that the Servicer exercises with respect to similar contracts serviced by the Servicer for itself and others and, in any event, no less degree of skill and care than would be exercised by a prudent servicer of motor vehicle retail installment sale contracts; PROVIDED, HOWEVER, that notwithstanding the foregoing, the Servicer shall not release or waive the right to collect the unpaid balance of any Contract except that with respect to a Contract that has become a Defaulted Contract, the Servicer, consistent with its collection policies, may release or waive the right to collect the unpaid balance of such Defaulted Contract in an effort to maximize collections thereon.

         SECTION 5.03. RECORDS. The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Owner Trustee and the Indenture Trustee to determine the status of each Contract.

         SECTION 5.04. INSPECTION. (a) At all times during the term hereof, the Servicer shall afford the Owner Trustee and the Indenture Trustee and their respective authorized agents reasonable access during normal business hours to the Servicer's records relating to the Contracts and will cause its personnel to assist in any examination of such records by the Owner Trustee or the Indenture Trustee, or such authorized agents and allow copies of the same to be made. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Owner Trustee or the Indenture Trustee may, using generally accepted audit procedures, verify the status of each Contract and review the Computer Disk and records relating thereto for conformity to Monthly Reports prepared pursuant to
ARTICLE IX and compliance with the standards represented to exist as to each Contract in this Agreement.

         (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by the Trustees.

         SECTION 5.05. TRUST ACCOUNTS. (a) On or before the Closing Date, the Indenture Trustee shall establish the Collection Account, Note Distribution Account and Reserve Fund, each in the name of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, respectively. The Indenture Trustee is hereby required to ensure that each of the Trust Accounts is established and maintained as an Eligible Account.

         (b) The Indenture Trustee shall deposit (or the Servicer shall deposit, with respect to payments by or on behalf of the Obligors and Net Liquidation Proceeds received by the Servicer) into the Collection Account as promptly as practical (but in any case not later than the second Business Day following the receipt thereof):

                  (i) All payments on the Contracts (as well as Late Payment Penalty Fees and extension fees) received by the Servicer on or after the Cutoff Date (which for the purpose of this paragraph (b)(i) shall include those monies deposited in the Lockbox Account allocable to principal and interest on the Contracts);

                  (ii) All Net Liquidation Proceeds related to the Contracts;

                  (iii) The aggregate of the Repurchase Prices for Contracts repurchased by the Depositor as described in SECTION 7.05 which amounts shall be funded with amounts coming from the Seller pursuant to SECTION
         5.01 of the Transfer and Sale Agreement or from the Performance Guarantor pursuant to the Performance Guarantee;

                  (iv) The aggregate of the Repurchase Prices for Contracts repurchased by the Servicer as described in SECTION 5.06(f);

                  (v) All Advances made by the Servicer pursuant to SECTION
         7.02;

                  (vi) All amounts paid by the Seller in connection with an optional repurchase of the Contracts described in SECTION 7.07; and

                  (vii) All amounts received in respect of interest, dividends, gains, income and earnings on investments of funds in the Trust Accounts (except the Reserve Fund) as contemplated herein.

         (c) If the Servicer so directs, in writing, the Indenture Trustee shall invest the amounts in the Trust Accounts in Qualified Eligible Investments that mature not later than one Business Day prior to the next succeeding Distribution Date. All funds to be distributed pursuant to SECTION 7.03 will be available and for the benefit of the Indenture Trustee at least one Business Day prior to the related Distribution Date. Once such funds are invested, the Indenture Trustee shall not change the investment of such funds. Any loss on such investments shall be deposited in the applicable Trust Account by the Servicer out of its own funds immediately as realized. In the absence of written investment instructions from the Servicer all amounts in the Trust Accounts shall be invested in investments identified in paragraph (a) of the definition of Eligible Investments. Funds in the Trust Accounts not so invested must be insured to the extent permitted by law by the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation. Subject to the restrictions herein, the Indenture Trustee may purchase a Qualified Eligible Investment from itself or an Affiliate. Subject to the other provisions hereof, the Indenture Trustee shall have sole control over each such investment and the income thereon, and any certificate or other instrument evidencing any such investment, if any, shall be delivered directly to the Indenture Trustee or its agent, together with each document of transfer, if any, necessary to transfer title to such investment to the Indenture Trustee in a manner which complies with this SECTION 5.05(c). All interest, dividends, gains upon sale and other income from, or earnings on, investments of funds in the Trust Accounts (other than the Reserve Fund) shall be deposited in the Collection Account pursuant to SECTION 5.05(b) and distributed on the next Distribution Date pursuant to SECTION 7.03. The Depositor and the Issuer agree and acknowledge that the Indenture Trustee is to have "CONTROL" (within the meaning of Section 8-102 of the UCC as enacted in Illinois) of collateral comprised of "INVESTMENT PROPERTY" (within the meaning of Section 9-115 of the UCC as enacted in Illinois) for all purposes of this Agreement.

         (d) Notwithstanding anything to the contrary herein, the Servicer may remit payments on the Contracts and Net Liquidation Proceeds to the Collection Account in next-day funds or immediately available funds no later than 10:00 a.m., Central time, on the Business Day prior to the next succeeding Distribution Date, but only for so long as (a)(i) the short-term certificate of deposit ratings of the Servicer are at least P-1 by Moody's and "A-1" by Standard & Poor's or (ii) the Rating Agency shall have notified the Servicer, the Indenture Trustee and the Owner Trustee, in writing, that monthly remittances of collections will not result in reduction or withdrawal of any then outstanding rating of any outstanding Note or Certificate and (b) the Servicer is Premier Auto Finance, Inc.

         (e) The Servicer shall apply collections received in respect of a Contract as follows:

                  (i) First, to reimburse any outstanding Advances made by the Servicer with respect to such Contract;

                  (ii) Second, (x) to interest accrued on such Contract as of such date and (y) to principal to the extent due and owing under such Contract; and

                  (iii) Third, to pay any unpaid late charges or extension fees (if any) due and owing under such Contract.

         (f) Any collections on a Contract remaining after application by the Servicer in accordance with the provisions of SECTION 5.05(e) shall constitute an excess payment (an "EXCESS PAYMENT"). Excess Payments shall be applied as a prepayment of the Principal Balance of such Contract.

         (g) The Servicer will, from time to time as provided herein, be permitted to withdraw from the Collection Account any amount deposited therein that, based on the Servicer's good-faith determination, was deposited in error or required to be repaid to the related Obligor.

         SECTION 5.06. ENFORCEMENT. (a) The Servicer will, consistent with
SECTION 5.02, act with respect to the Contracts in such manner as will maximize the receipt of all payments called for under the terms of the Contracts. The Servicer shall use its best efforts to cause Obligors to make all payments on the Contracts directly to the Lockbox Account. The Servicer will act in a commercially reasonable manner with respect to the repossession and disposition of a Financed Vehicle following a default under the related Contract with a view to realizing proceeds at least equal to the Financed Vehicle's fair market value. If the Servicer determines that eventual payment in full of a Contract is unlikely, the Servicer will follow its normal practices and procedures to recover all amounts due upon that Contract, including repossessing and disposing of the related Financed Vehicle at a public or private sale or taking other action permitted by applicable law. The Servicer will be entitled to recover all reasonable out-of-pocket expenses incurred by it in liquidating a Contract and disposing of the related Financed Vehicle.

         (b) The Servicer may sue to enforce or collect upon Contracts, in its own name, if possible, or as agent for the Trustees. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Owner Trustee (or the Indenture Trustee) on behalf of the Issuer shall, at the Servicer's expense, take such steps as the Servicer deems reasonably necessary to enforce the Contract, including bringing suit in its name.

         (c) The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Contract in accordance with the Servicer's usual practice. In exercising recourse rights, the Servicer is authorized on the Issuer's behalf to reassign the Defaulted Contract or the related Financed Vehicle to the Person against whom recourse exists at the price set forth in the document creating the recourse; PROVIDED, HOWEVER, the Servicer in exercising recourse against any third persons as described in the immediately preceding sentence shall do so in such manner as to maximize the aggregate recovery with respect to the Contract; and PROVIDED FURTHER, HOWEVER, that notwithstanding the foregoing the Servicer in its capacity as such may exercise such recourse only if such Contract (i) was not required to be repurchased by the Seller pursuant to the Transfer and Sale Agreement or (ii) was required to be repurchased by the Seller and the Seller has defaulted on such repurchase obligation and the Performance Guarantor has defaulted on its obligation to repurchase such Contract pursuant to the Performance Guarantee.

         (d) The Servicer will not permit any rescission or cancellation of any Contract due to the acts or omissions of the Depositor.

         (e) The Servicer may grant to the Obligor on any Contract an extension of payments due under such Contract; PROVIDED that (i) the Servicer believes in good faith that such extension is necessary to avoid liquidation of the Contract and will maximize the amount received under the Contract, (ii) such extension is consistent with the Servicer's customary servicing procedures and is consistent with SECTION 5.02, (iii) such extension does not extend the maturity date of the Contract beyond six (6) months preceding the Certificate Final Scheduled Distribution Date and (iv) such extension does not modify the terms of the Contract in a manner which constitutes a cancellation of the Contract and the creation of a new contract for federal income tax purposes.

         (f) The Servicer may agree to modify or amend any Contract if such modification or amendment is consistent with the Servicer's customary servicing procedures and is consistent with SECTION 5.02; provided that the Servicer hereby covenants that it will not (i) release the Lien on a Financed Vehicle granted in such Contract, (ii) undertake any action which would materially and adversely impact the rights of the Issuer in such Contract, (iii) modify, alter or change the Contract Rate of such Contract, (iv) modify, alter or change the number of installment payments the related Obligor is obligated to make under such Contract or (v) increase the Principal Balance of such Contract. The Servicer hereby agrees that it shall purchase a Contract (together with all related Contract Assets) as of the last day of the immediately preceding Due Period, at its Repurchase Price, not later than the second Distribution Date after the Servicer becomes aware, or should have become aware, or receives written notice from the Depositor or either of the Trustees of any breach of a covenant of the Servicer set forth in clauses (i) through (iv) above or in
SECTION 5.06(e) that materially adversely affects the interest of the Issuer or the interest of the Noteholders or the Certificateholders in such Contract or the collectibility of the Contract (without regard to the benefits of the Reserve Fund) and which breach has not been cured.

         (g) The Servicer will not add to the outstanding Principal Balance of any Contract the premium of any physical damage or other individual insurance on a Financed Vehicle securing such Contract it obtains on behalf of the Obligor under the terms of such Contract, but may create a separate Obligor obligation with respect to such premium if and as provided by the Contract; provided, that, the payment of any such premium shall be subordinate to any and all payments on the Contracts.

         (h) If the Servicer shall have repossessed a Financed Vehicle on behalf of the Issuer, the Servicer shall either (i) maintain at its expense physical damage insurance with respect to such Financed Vehicle, or (ii) indemnify the Issuer against any damage to such Financed Vehicle prior to resale or other disposition. The Servicer shall not allow such repossessed Financed Vehicles to be used in an active trade or business, but rather shall dispose of the Financed Vehicle in a reasonable time in accordance with the Servicer's normal business practices.

         SECTION 5.07. TRUSTEES TO COOPERATE. Upon payment in full on any Contract, the Servicer will notify the Trustees and the Depositor on the next succeeding Distribution Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such Contract which are required to be deposited in the

Collection Account pursuant to SECTION 5.05 have been so deposited) and shall (if the Servicer is not then in possession of the Contracts and Contract Files) request delivery of the Contract and Contract File to the Servicer. Upon receipt of such delivery and request, the Trustees shall promptly release or cause to be released such Contract and Contract File to the Servicer. Upon receipt of such Contract and Contract File, each of the Depositor and the Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the security interest in the Financed Vehicle related thereto. The Servicer shall determine when a Contract has been paid in full; to the extent that insufficient payments are received on a Contract credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds. From time to time as appropriate for servicing and repossession in connection with any Contract, if the Indenture Trustee, and not the Servicer is then in possession of the Contracts and Contract Files, the Indenture Trustee shall, upon written request of a Servicing Officer and delivery to the Indenture Trustee of a receipt signed by such Servicing Officer, cause the original Contract and the related Contract File to be released to the Servicer and shall execute such documents as the Servicer shall deem reasonably necessary to the prosecution of any such proceedings. Such receipt shall obligate the Servicer to return the original Contract and the related Contract File to the Indenture Trustee when the need by the Servicer has ceased unless the Contract shall be repurchased as described in SECTION 7.07. Upon request of a Servicing Officer, the Indenture Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in the enforcement of the Securityholders' rights and remedies with respect to the Contracts.

         SECTION 5.08. COSTS AND EXPENSES. All costs and expenses incurred by the Servicer in carrying out its duties hereunder, fees and expenses of accountants and payments of all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of Defaulted Contracts and repossessions of Financed Vehicles securing such Contracts) and all other fees and expenses not expressly stated hereunder to be for the account of the Issuer shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder except as otherwise provided in SECTION 5.06(a).

         SECTION 5.09. MAINTENANCE OF SECURITY INTERESTS IN FINANCED VEHICLES. The Servicer shall take such steps as are necessary to maintain continuous perfection and the first priority of the security interest created by each Contract in the related Financed Vehicles. The Owner Trustee and the Indenture Trustee hereby authorize the Servicer to take such steps as are necessary to perfect such security interest and to maintain the first priority thereof in the event of a relocation of a Financed Vehicle or for any other reason.

         SECTION 5.10. MAINTENANCE OF INSURANCE. The Servicer shall, at its own cost and expense, during the term of its service as Servicer maintain in force an insurance policy or financial guarantee bond to protect against losses due to errors and omissions by the Servicer in the performance of its duties hereunder. Such insurance policy or financial guarantee bond shall be in form and in an amount as is generally customary among Persons which service a portfolio of automobile retail installment sale contracts and which are generally regarded as servicers acceptable to institutional investors.

         SECTION 5.11. SEPARATE ENTITY EXISTENCE. The Servicer agrees to take or refrain from taking or engaging in with respect to the Depositor, as applicable, each of the actions or activities specified in the "nonsubstantive consolidation" opinion of Winston & Strawn (or in any related Certificate of the Servicer) delivered on the Closing Date, upon which the conclusions expressed therein are based.


                                   ARTICLE SIX

                                  THE DEPOSITOR

         SECTION 6.01. COVENANTS OF THE DEPOSITOR.

                  (a) CORPORATE EXISTENCE. During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the other Transaction Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

                  (b) ARM'S LENGTH TRANSACTIONS. During the term of this Agreement, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

                  (c) NO OTHER BUSINESS. The Depositor shall not engage in any business other than financing, purchasing, owning, selling and managing the Contracts in the manner contemplated by this Agreement and the other Transaction Documents and activities incidental thereto; PROVIDED, HOWEVER, that the Depositor may purchase and sell (or grant Liens in respect of) contracts and/or other related assets similar to the Contracts to other Persons in securitization or other non-recourse financing transactions involving the Seller, the Servicer or any of their Affiliates (or with respect to the Contract Assets themselves, following a release and reconveyance thereof from the Trust), on terms and conditions (with respect to the liabilities imposed upon the Depositor by virtue of such transactions, as well as in respect of agreements or restrictions concerning activities of the Depositor and its relations or interactions with the Seller or the Servicer or other applicable Affiliate relevant to "bankruptcy remoteness" or "substantive consolidation" analysis), in each case substantially similar to such terms and conditions applicable to the Depositor hereunder and under the other Transaction Documents; PROVIDED, FURTHER, the Depositor provide 3 days written notice of such purchase and sale to each Rating Agency.

                  (d) NO BORROWING. The Depositor shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for (i) any Indebtedness except for any Indebtedness permitted by or arising under the Transaction Documents or (ii) obligations in connection with transactions described in the proviso of SECTION 6.01(c), as limited thereby. The proceeds of the Notes and the Certificates shall be used exclusively to fund the Depositor's purchase of the Contracts and the other assets specified in this Agreement and to pay the transactional expenses of the Depositor.

                  (e) GUARANTEES, LOANS ADVANCES AND OTHER LIABILITIES. Except as otherwise contemplated by the Transaction Documents or in connection with transactions described in SECTION 6.01(c), as limited thereby, the Depositor shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuming another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, any other interest in, or make any capital contribution to, any other Person.

                  (f) CAPITAL EXPENDITURES. The Depositor shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

                  (g) RESTRICTED PAYMENTS. Except as permitted by the Transaction Documents, the Depositor shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to any owner of an equity interest in the Depositor, (ii) redeem, purchase, retire or otherwise acquire for value any such equity interest or (iii) set aside or otherwise segregate any amounts for any such purpose.

                  (h) SEPARATE ENTITY EXISTENCE.  The Depositor shall:

                           (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Depositor will not be diverted to any other Person or for other than authorized uses of the Depositor.

                           (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its members or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                           (iii) Ensure that, to the extent that it jointly contracts with any of its members or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Depositor contracts or does business with vendors or service providers when the goods and services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Depositor and any of its Affiliates shall be only on an arm's length basis.

                           (iv) To the extent that the Depositor and any of its members or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                           (v) Conduct its affairs strictly in accordance with its By-laws and Certificate of Incorporation, and observe all necessary, appropriate and customary limited liability company formalities, including, but not limited to, holding all regular and special members' and directors' meetings appropriate to authorize all entity action, keeping separate and accurate records of such meetings and its actions, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

                           (vi) Take or refrain from taking or engaging in, as applicable, each of the actions or activities specified in the "true sale" and "nonsubstantive consolidation" opinions of Winston & Strawn delivered on the Closing Date (or in any related certificate delivered in connection therewith), upon which the conclusions expressed therein are based.

         SECTION 6.02. LIABILITY OF DEPOSITOR; INDEMNITIES. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement.

         The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Servicer from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein and in the other Transaction Documents, including any sales, gross receipts, general corporation, tangible personal property, Illinois personal property replacement privilege or license taxes (but, in the case of the Issuer, not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Issuer or the issuance and original sale of the Securities, ownership of the Contracts, or federal or other income taxes arising out of distributions on the Certificates or the Notes) and costs and expenses in defending against the same.

         The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Securityholders from and against any loss, liability or expense incurred by reason of the Depositor's willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

         The Depositor shall indemnify, defend and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against all costs, expenses, losses, claims, damages and liabilities arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and, in the case of the Owner Trustee, in the Trust Agreement and, in the case of the Indenture Trustee, in the Indenture, except to the extent that such cost, expense, loss, claim, damage or liability in the case of (i) the Owner Trustee shall be due to the willful misfeasance, bad faith or negligence of the Owner Trustee or shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in SECTION 7.03 of the Trust

Agreement, or (ii) the Indenture Trustee, shall be due to the willful misfeasance, bad faith or negligence of the Indenture Trustee.

         Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

         Notwithstanding anything to the contrary herein, the obligations of the Depositor under this Section are solely the corporate obligations of the Depositor and shall be payable by it solely as provided in this Section. The Depositor shall only be required to make such contributions required under this Section, (y) from funds available to it pursuant to, and in accordance with the payment priorities set forth in SECTION 7.03(b) and (z) only to the extent that it receives additional funds designated for such purposes or to the extent that it has additional funds available (other than funds described in the preceding clause (y)) that would be in excess of amounts that would be necessary to pay the debt and other obligations of such entity incurred in accordance with its certificate of incorporation and all financing documents to which it is a party as they come due. In addition , no amount owing by the Depositor hereunder in excess of the liabilities that it is required to pay in accordance with the preceding sentence shall constitute a "claim" (as defined in Section 101(5) of the Bankruptcy Code) against it. No recourse shall be had for the payment of any amount owing hereunder or any other obligation of, or claim against the Depositor arising out of or based up on this Section against any stockholder, employee, officer, agent, director or authorized person of the Depositor or Affiliate thereof; provided, however, that the foregoing shall not relieve any such person or entity of any liability they might otherwise have as a result of fraudulent actions or omissions taken by them.

         SECTION 6.03. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, DEPOSITOR; CERTAIN LIMITATIONS.

         Notwithstanding any other provision in this Section and any provision of law, the Depositor shall not do any of the following:

                  (i) engage in any business or activity other than as set forth in its Articles of Incorporation;

                  (ii) without the affirmative vote of a majority of the members of the Board of Directors of the Depositor (which must include the affirmative vote of at least one duly appointed Independent director)
         (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the corporation or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any corporate action in furtherance of the actions set forth in clauses (A) through (F) above; PROVIDED, HOWEVER, that no director may be required by any shareholder of the Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Depositor so long as it is solvent; or

                  (iii) merge or consolidate with any other corporation, company or entity or sell all or substantially all of its assets or acquire all or substantially all of the assets or capital stock or other ownership interest of any other corporation, company or entity.

         SECTION 6.04. LIMITATION ON LIABILITY OF DEPOSITOR AND OTHERS. The Depositor and any director or officer or employee or agent of the Depositor may rely in good faith on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor and any director or officer or employee or agent of the Depositor shall be reimbursed by the Owner Trustee for any contractual damages, liability or expense incurred by reason of the Owner Trustee's willful misfeasance, bad faith or gross negligence (except errors in judgment) in the performance of their respective duties hereunder, or by reason of reckless disregard of their respective obligations and duties hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 6.05. DEPOSITOR NOT TO RESIGN. Subject to the provisions of
SECTION 6.03, the Depositor shall not resign from the obligations and duties hereby imposed on it as Depositor hereunder.

         SECTION 6.06. DEPOSITOR MAY OWN NOTES OR CERTIFICATES. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Transaction Document. Notes or Certificates so owned by or pledged to the Depositor or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes or Certificates, as the case may be.

         SECTION 6.07. BANKRUPTCY LIMITATIONS. The Depositor shall not, without the affirmative vote of each of the directors of the Depositor (which must include the affirmative vote of at least one duly appointed Independent Director as defined in the Certificate of Incorporation of the Depositor) (A) dissolve or liquidate, in whole or in part, or institute proceedings to be adjudicated bankrupt or insolvent, (B) consent to the institution of bankruptcy or insolvency proceedings against it, (C) file a petition seeking or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, (D) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Depositor or a substantial part of its property, (E) make a general assignment for the benefit of creditors, (F) admit in writing its inability to pay its debts generally as they become due, or (G) take any entity action in furtherance of the actions set forth in clauses (A) through (F) above; provided, however, that no director may be required by any shareholder of the Depositor to consent to the institution of bankruptcy or insolvency proceedings against the Depositor so long as it is Solvent.

                                  ARTICLE SEVEN

                           DISTRIBUTIONS; RESERVE FUND

         SECTION 7.01. FEES. The Indenture Trustee shall be paid the Indenture Trustee Fee, the Owner Trustee shall be paid the Owner Trustee Fee and the Servicer shall be paid the Monthly Servicing Fee, each of which shall be paid solely from the monies and in accordance with the priorities described in
SECTION 7.03. No recourse may be had to the Seller, Depositor, Trustees, Servicer, or any of their respective Affiliates in the event that amounts available under SECTION 7.03 are insufficient for payment of the Indenture Trustee Fee, the Owner Trustee Fee and the Monthly Servicing Fee.

         SECTION 7.02. ADVANCES. On each Determination Date, the Servicer shall compute the amount of Delinquent Interest for the immediately preceding Due Period. Not later than each Determination Date, the Servicer shall advance (each, an "ADVANCE") an amount equal to the Delinquent Interest for such Determination Date by depositing such amount in the Collection Account; PROVIDED, HOWEVER, that the Servicer shall be obligated to advance in respect of a Contract only to the extent that the Servicer, in its sole discretion, expects that such advance would not be an Uncollectible Advance. The Servicer shall indicate on each Monthly Report (i) the amount of Delinquent Interest, if any, for the related Due Period, and (ii) the amount of the Advance, if any, made by the Servicer in respect of the Delinquent Interest pursuant to this SECTION
7.02. If the amount of such Advance is less than the amount of the Delinquent Interest, the relevant Monthly Report shall be accompanied by a certificate of a Servicing Officer setting forth in reasonable detail the basis for the determination by the Servicer that the portion of the Delinquent Interest not advanced would be an Uncollectible Advance. By each Determination Date, the Servicer shall determine the amount of prior unreimbursed Advances for which it shall be entitled to be reimbursed (such amount, the "REIMBURSEMENT AMOUNT"). The Servicer shall be entitled to be reimbursed for an Advance made in respect of a delinquent payment under a Contract on the earlier of (i) the Distribution Date following the Due Period in which that delinquent payment was paid and (ii) the Distribution Date following the Due Period in which that Contract became a Defaulted Contract.

         SECTION 7.03. DISTRIBUTIONS.

         (a) On each Distribution Date, the Indenture Trustee at the Servicer's direction will make the following distributions in the following order of priority:

                  (i) to the Servicer from Available Amounts, the Reimbursement Amount for Advances previously made;

                  (ii) to the Indenture Trustee from Available Amounts, any accrued and unpaid Indenture Trustee Fee with respect to one or more prior Due Periods;

                  (iii) to the Owner Trustee from Available Amounts, any accrued and unpaid Owner Trustee Fee with respect to one or more prior Due Periods;

                  (iv) to the Servicer from Available Amounts, the Servicing Fee, including any unpaid Servicing Fee with respect to one or more prior Due Periods;

                  (v) to the Note Distribution Account from Available Amounts, together with any amounts deposited therein pursuant to SECTION 7.04, the Note Interest Distributable Amount with respect to such Distribution Date for each Class of Notes;

                  (vi) except during any Lockout Period, to the Certificate Distribution Account from Available Amounts, together with any amounts deposited therein pursuant to SECTION 7.04, the Certificate Interest Distributable Amount with respect to such Distribution Date;

                  (vii) to the Note Distribution Account from Available Amounts, together with any amounts deposited therein pursuant to SECTION 7.04, the Note Principal Distributable Amount with respect to such Distribution Date; and

                  (viii) to the Certificate Distribution Account from Available Amounts, together with any amounts deposited therein pursuant to
         SECTION 7.04, the Certificate Principal Distributable Amount with respect to such Distribution Date.

         (b) In the event that the distributions described in clauses (i) through (viii) above have been funded exclusively from Available Amounts, the Indenture Trustee at the written direction of the Servicer will deposit any remaining Available Amounts ("EXCESS AMOUNTS") into the Reserve Fund in accordance with SECTION 7.04(d), until the amount on deposit therein equals the Specified Reserve Fund Balance with respect to such Distribution Date and the Indenture Trustee will remit any excess over such Specified Reserve Fund Balance to the Depositor.

         SECTION 7.04. RESERVE FUND.

         (a) On or prior to the Closing Date, the Owner Trustee on behalf of the Trust shall deposit the Reserve Fund Initial Deposit into the Reserve Fund and the Indenture Trustee shall acknowledge and confirm the receipt therefor. The Indenture Trustee shall establish and maintain the Reserve Account as an Eligible Account at The Bank of New York in the name of the Indenture Trustee for the benefit of the Securityholders.

         (b) The Indenture Trustee shall at the written direction of the Servicer invest the funds in the Reserve Fund in Qualified Eligible Investments. Funds in the Reserve Fund shall be invested in investments that mature on or before the Business Day prior to each Distribution Date. Once such funds are invested, the Indenture Trustee shall not change the investment of such funds prior to maturity. Upon any such investment, the Indenture Trustee shall, consistent with the definition of Qualified Eligible Investment herein, make an appropriate notation of security interest in such Qualified Eligible Investment on the Indenture Trustee's records, by book entry or otherwise. In the absence of written investment instructions from the Servicer all amounts in the Reserve Fund shall be invested in investments identified in paragraph (a) of the definition of Eligible Investments. All income and gain realized from any such investments as well as any interest earned on Reserve Fund Deposits shall be deposited and retained in the Reserve Fund (subject to SECTION 7.04(d)). Losses, if any, realized on amounts in the Reserve Fund invested pursuant to this paragraph shall first be credited against undistributed investment earnings on amounts in the Reserve Fund invested pursuant to this paragraph, and shall thereafter be deemed to reduce the amount on deposit in the Reserve Fund. The Depositor and the Indenture Trustee shall not be liable for the amount of any loss incurred in respect of any investment, or lack of investment, of funds held in the Reserve Fund.

         (c) On the Business Day immediately preceding each Distribution Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Monthly Report delivered on the related Determination Date pursuant to SECTION 9.01) on such Distribution Date to withdraw from the Reserve Account an amount equal to the Shortfall with respect to such Distribution Date and apply such funds in the following order of priority: first, to the Note Distribution Account; the amount of such Shortfall relating to the Note Interest Distributable Amount, second, to the Certificate Distribution Account, the amount of such Shortfall relating to the Certificate Interest Distributable Amount; third, to the Note Distribution Account, the amount of such Shortfall relating to the Note Principal Distributable Amount; and fourth, to the Certificate Distribution Account, the amount of such Shortfall relating to the Certificate Principal Distributable Amount. On each Distribution Date, the Indenture Trustee shall withdraw funds from the Reserve Fund and apply them in accordance with the Servicer's instructions.

         (d) On each Distribution Date on which the amount on deposit in the Reserve Fund (after giving effect to all deposits thereto and withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Fund Balance with respect to such Distribution Date the Indenture Trustee upon written direction from the Servicer shall withdraw such excess funds and pay them to the Depositor.

         (e) On the Distribution Date on which all of the Notes have been paid in full and the amount on deposit in the Reserve Fund on such Distribution Date (after giving effect to all deposits thereto and withdrawals therefrom on such Distribution Date) is equal to or greater than the Certificate Balance (after giving effect to any reductions thereof to be made on such Distribution Date), the Indenture Trustee upon written direction from the Servicer shall withdraw from the Reserve Fund and deposit in the Certificate Distribution Account an amount equal to such Certificate Balance.

         SECTION 7.05. REPURCHASES OF CONTRACTS FOR BREACH OF REPRESENTATIONS AND WARRANTIES.

         Upon a discovery by the Servicer, the Depositor or the Trustees of a breach of a representation or warranty of the Depositor as set forth in SECTION 3.01(a) or of the Seller as set forth in EXHIBIT J hereto that materially adversely affects the Issuer's interest in or collectibility of such Contract (without regard to the benefits of the Reserve Fund), the party discovering the breach shall give prompt written notice to the other parties; PROVIDED, that the Trustees shall have no duty or obligation to inquire or to investigate the breach by the Depositor or the Seller of any of such representations or warranties. Unless the breach shall have been cured by the last day of the Due Period following the Due Period in which the Depositor becomes aware, or should have become aware, or receives written notice from a Trustee or the Servicer of such breach, the Depositor in accordance with this SECTION 7.05, shall repurchase such Contract as of the last day of such Due Period at its Repurchase Price, by depositing such Repurchase Price in the Collection Account on the related Distribution Date. The repurchase obligation described in this SECTION
7.05 is in no way to be satisfied with monies in the Reserve Fund.

         SECTION 7.06. REASSIGNMENT OF REPURCHASED CONTRACTS. Upon receipt by the Indenture Trustee for deposit in the Collection Account of the Repurchase Price as described in SECTION 7.05 or SECTION 7.07, and upon receipt of a certificate of a Servicing Officer in the form attached hereto as EXHIBIT G, the Indenture Trustee shall release its lien on and the Owner Trustee shall assign to the Seller all of the Issuer's right, title and interest in the repurchased Contract without recourse, representation or warranty.

         SECTION 7.07. SELLER'S REPURCHASE OPTION. As provided in the Transfer and Sale Agreement, on written notice to the Indenture Trustee at least 20 days prior to a Distribution Date, and provided that the sum of (i) the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and (ii) the Certificate Balance on such Distribution Date is less than 10% of the Aggregate Principal Balance as of the Cutoff Date, the Seller, through the Depositor, may (but is not required to) repurchase on that Distribution Date pursuant to the Transfer and Sale Agreement all outstanding Contracts (and related Contract Assets) at a price equal to the sum of (i) the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and (ii) the Certificate Balance as of that Distribution Date plus the aggregate of the Note Interest Distributable Amount and the Certificate Interest Distributable Amount for the current Distribution Date, the Reimbursement Amount (if any) as well as accrued and unpaid Monthly Servicing Fees, the Owner Trustee Fees and the Indenture Trustee Fees to the date of such repurchase. Such price will be deposited in the Collection Account not later than one (1) Business Day before such Distribution Date, against the Trustees' release of the Contracts and the Contract Files to the Seller.



                                  ARTICLE EIGHT

                       SERVICER DEFAULT; SERVICE TRANSFER

         SECTION 8.01. SERVICER DEFAULT. "Servicer Default" means the occurrence of any of the following:

         (a) Any failure by the Servicer (i) to make any payment or deposit required to be made hereunder or (ii) to direct the Trustees to make any payment or distribution required to be made hereunder and the continuance of either such failure described in clauses (i) or (ii) above for a period of five (5) Business Days after receipt of written notice from the Trustees or discovery by the Servicer of such failure;

         (b) Failure on the Servicer's part to observe or perform in any material respect any covenant or agreement set forth herein (other than a covenant or agreement, the breach of which is specifically addressed elsewhere in this Agreement) which (i) materially and adversely affects the rights of the Securityholders and (ii) continues unremedied for thirty (30) days after receipt of written notice from the Trustees or by Noteholders of more than 25% of the aggregate principal amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes, or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes outstanding, by Noteholders of more than 25% of the aggregate principal amount of the Class B

Notes, or, if there are no Notes outstanding, by Certificateholders of more than 25% of the Certificate Balance;

         (c) An involuntary case under any applicable bankruptcy, insolvency or other similar law shall have been commenced in respect of the Servicer and shall not have been dismissed within 60 days, or a court having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer, or for any substantial liquidation or winding up of its affairs;

         (d) The Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing;

         (e) Any representation, warranty or statement of the Servicer made in this Agreement, or any certificate, report or other writing delivered pursuant hereto shall prove to be incorrect in any material respect as of the time when the same shall have been made and the incorrectness of such representation, warranty or statement has a material adverse effect on the Securityholders and, within 30 days after written notice thereof shall have been given to the Servicer by the Indenture Trustee or, if there are no Notes outstanding, the Owner Trustee or by Noteholders of more than 25% of the aggregate principal amount of the Class A-1 Notes, Class A-2 Notes, Class A-4 Notes and Class A-4 Notes or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes outstanding, by Noteholders of more than 25% of the aggregate principal amount of the Class B Notes, or, if there are no Notes outstanding, by Certificateholders of more than 25% of the Certificate Balance, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured.

         SECTION 8.02. WAIVER OF SERVICER DEFAULT. Noteholders representing more than 50% of the outstanding balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, voting as a single class, or if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes outstanding, Noteholders representing more than 50% of the outstanding balance of the Class B Notes or, if there are no Notes outstanding, Certificateholders representing more than 50% of the Certificate Balance, may, by written notice delivered to the parties hereto, waive any Servicer Default other than a Servicer Default described in SECTION 8.01(a).

         SECTION 8.03. SERVICE TRANSFER. (a) If a Servicer Default has occurred and is continuing and has not been waived pursuant to SECTION 8.02, (i) Noteholders representing more than 50% of the outstanding balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, voting as a single class, or if there are no Class A-1 Notes, Class A-2 Notes,

Class A-3 Notes or Class A-4 Notes outstanding, Noteholders representing more than 50% of the outstanding balance of the Class B Notes or, if there are no Notes outstanding, Certificateholders representing more than 50% of the Certificate Balance or (ii) the Indenture Trustee or, if there are no Notes outstanding, the Owner Trustee may, by written notice delivered to the parties hereto, terminate all (but not less than all) of the Servicer's management, administrative, servicing, custodial and collection functions (such termination being herein called a "SERVICE TRANSFER").

         (b) Upon receipt of the notice required by SECTION 8.03(a) (or, if later, on a date designated therein), all rights, benefits, fees, indemnities, authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Contract Files or otherwise, shall pass to and be vested in the Indenture Trustee (the "SUCCESSOR SERVICER") pursuant to and under this
SECTION 8.03; and, without limitation, the Successor Servicer is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer agrees to cooperate with the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Successor Servicer for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Collection Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts. The Servicer, at its expense, shall as soon as practicable, and in any event within 10 Business Days, transfer to the Successor Servicer all records held by the Servicer relating to the Contracts in such electronic form as the Successor Servicer may reasonably request and (ii) any Contract Files in the Servicer's possession. In addition, the Servicer shall permit access to its premises (including all computer records and programs) to the Successor Servicer or its designee, and shall pay the reasonable transition costs and expenses of the Successor Servicer. Upon a Service Transfer, the Successor Servicer shall also be entitled to receive the Monthly Servicing Fee for performing the obligations of the Servicer.

         SECTION 8.04. SUCCESSOR SERVICER TO ACT; APPOINTMENT OF SUCCESSOR SERVICER. On or after a Service Transfer pursuant to SECTION 8.03, the Successor Servicer shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and the terminated Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; PROVIDED, HOWEVER, that (i) the Successor Servicer will not assume any obligations of the Servicer described in
SECTION 8.08; (ii) the Successor Servicer shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for any breach by the Servicer of any of its representations and warranties contained herein or in any related document or agreement; and (iii) the Successor Servicer shall be entitled to terminate all subservicing agreements, if any, at the sole cost and expense of the predecessor servicer. Notwithstanding the above, if the Successor Servicer is legally unable or unwilling to act as Servicer, it may appoint or petition a court of competent jurisdiction to appoint, an established financial institution (x) having a net worth of not less than $100,000,000 as of the last day of the most recent fiscal quarter for such institution and (y) whose regular business shall include the servicing of automobile receivables, to act as Servicer. As compensation therefor, the Successor Servicer shall be entitled to receive reasonable compensation equal to the Monthly Servicing Fee. The Trustees and such Successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. To the extent the terminated Servicer has made Advances, it shall be entitled to reimbursement of the same notwithstanding its termination hereunder, to the same extent as if it had continued to service the Contracts hereunder. In the event that the Indenture Trustee acts as Successor Servicer it cannot be removed for any reason (other than cause) unless all servicing transactions expenses have been paid by the predecessor servicer.

         SECTION 8.05. NOTIFICATION TO CERTIFICATEHOLDERS. (a) Promptly following the occurrence of any Servicer Default, the Servicer shall give written notice thereof to the Trustees, the Depositor and each Rating Agency at the addresses described in SECTION 11.04. The Indenture Trustee shall give written notice thereof to the Noteholders and the Owner Trustee shall give written notice thereof to the Certificateholders at their respective addresses appearing on the Note Register and the Certificate Register, respectively.

         (b) Within 10 days following any termination or appointment of a Successor Servicer pursuant to this ARTICLE VIII, the Indenture Trustee shall give written notice thereof to each Rating Agency and the Depositor at the addresses described in SECTION 11.04 and to the Noteholders at their addresses appearing on the Note Register and the Owner Trustee shall give written notice to the Certificateholders at their addresses appearing in the Certificate Register.

         SECTION 8.06. EFFECT OF TRANSFER. (a) After a Service Transfer, the terminated Servicer shall have no further obligations with respect to the management, administration, servicing, custody or collection of the Contracts and the Successor Servicer appointed pursuant to SECTION 8.04 shall have all of such obligations, except that the terminated Servicer will transmit or cause to be transmitted directly to the Successor Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the Successor Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

         (b) A Service Transfer shall not affect the rights and duties of the parties hereunder (including but not limited to the indemnities of the Servicer) other than those relating to the management, administration, servicing, custody or collection of the Contracts.

         SECTION 8.07. DATABASE FILE. The Servicer will provide the Successor Servicer with a magnetic tape containing the database file for each Contract (i) as of the Cutoff Date, (ii) thereafter, as of the last day of the preceding Due Period on each Determination Date prior to a Servicer Default and (iii) on and as of the Business Day before the actual commencement of servicing functions by the Successor Servicer following the occurrence of a Servicer Default.

         SECTION 8.08. SUCCESSOR SERVICER INDEMNIFICATION. The Servicer shall defend, indemnify and hold the Successor Servicer and any officers, directors, employees or agents of the Successor Servicer harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees, and expenses that the Successor Servicer may sustain in connection with the claims asserted at any time by third parties against the Successor Servicer which result from (i) any willful or grossly negligent act taken or omission by the

Servicer or (ii) a breach of any representations of the Servicer in SECTION
3.02. The indemnification provided by this SECTION 8.08 shall survive the termination of this Agreement.

         SECTION 8.09. RESPONSIBILITIES OF THE SUCCESSOR SERVICER. The Successor Servicer will not be responsible for delays attributable to the Servicer's failure to deliver information, defects in the information supplied by the Servicer or other circumstances beyond the control of the Successor Servicer.

         The Successor Servicer will make arrangements with the Servicer for the prompt and safe transfer of, and the Servicer shall provide to the Successor Servicer, all necessary servicing files and records, including (as deemed necessary by the Successor Servicer at such time): (i) microfiche loan documentation, (ii) servicing system tapes, (iii) Contract payment history, (iv) collections history and (v) the trial balances, as of the close of business on the day immediately preceding conversion to the Successor Servicer, reflecting all applicable loan information.

         The Successor Servicer shall have no responsibility and shall not be in default hereunder nor incur any liability for any failure, error, malfunction or any delay in carrying out any of its duties under this Agreement if any such failure or delay results from the Successor Servicer acting in accordance with information prepared or supplied by a Person other than the Successor Servicer or the failure of any such Person to prepare or provide such information. The Successor Servicer shall have no responsibility, shall not be in default and shall incur no liability (i) for any act or failure to act by any third party, including the Servicer, the Depositor or the Trustees or for any inaccuracy or omission in a notice or communication received by the Successor Servicer from any third party or (ii) which is due to or results from the invalidity, unenforceability of any Contract with applicable law or the breach or the inaccuracy of any representation or warranty made with respect to any Contract.

         SECTION 8.10. LIABILITY OF SERVICER; INDEMNITIES. (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Securityholders from and against any loss, liability or expense incurred by reason of the Servicer's willful misfeasance, bad faith or gross negligence (other than errors in judgment) in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement or as a result of any breach of the Servicer's covenants set forth in clauses (i) through (iv) of SECTION 5.06(f) or in SECTION 5.06(e).

         (b) The Servicer shall defend, indemnify, and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee and the Securityholders from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from the use, ownership, or operation by the Servicer or any Affiliate thereof of a Financed Vehicle.

         (c) The Servicer shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee and the Indenture Trustee from and against any taxes that may at any time be asserted against the Issuer with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but not including any taxes asserted with respect to, and as of the date of, the sale of the Contracts to the Issuer or the issuance and original sale of the Notes or the Certificates, or asserted with respect to ownership of the Contracts or federal, state or other income taxes, including franchise taxes measured by net income) arising out of distributions on the Notes or the Certificates and costs and expenses in defending against the same.

         (d) The Servicer agrees to indemnify the Indenture Trustee and the Owner Trustee for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Indenture Trustee or the Owner Trustee, arising out of or in connection with the acceptance or administration of this Trust and their duties hereunder, including the costs and expenses of defending against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder. The Servicer agrees to pay or reimburse the Trustees, upon their written request, for all reasonable expenses, disbursements or advances incurred or made by the Trustees in connection with the administration of this Trust (including the reasonable compensatory expenses and disbursements of counsel and of all persons not regularly in the employ of the Trustees).

         (e) Indemnification under this Section shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

         SECTION 8.11. LIMITATION OF LIABILITY OF SERVICER.

         (a) Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; PROVIDED, HOWEVER, that this provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

         (b) Except as provided in this Agreement, the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Contracts in accordance with this Agreement, and that in its opinion may cause it to incur any expense or liability; PROVIDED, HOWEVER, that the Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of the Transaction Documents and the rights and duties of the parties to the Transaction Documents and the interests of the Certificateholders under the Trust Agreement and the Noteholders under the Indenture. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Servicer and the Servicer will not be entitled to be reimbursed therefor.

         SECTION 8.12. MERGER OR CONSOLIDATION OF SERVICER. Any Person into which the Servicer may be merged or consolidated, or any corporation, or other entity resulting from any merger conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to all or substantially all of the business of the Servicer (which Person assumes the obligations of the Servicer), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall give prior written notice of any such merger or consolidation to which it is a party to the Issuer, the Owner Trustee, the Indenture Trustee and the Rating Agencies.

         SECTION 8.13. SERVICER NOT TO RESIGN. Subject to the provisions of
SECTION 8.03, Servicer shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of Servicer shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee shall have assumed the responsibilities and rights of the predecessor Servicer in accordance with
SECTION 8.04.

         SECTION 8.14. APPOINTMENT OF SUBSERVICER. So long as Premier Auto Finance, Inc. acts as the Servicer, the Servicer may at any time without notice or consent (a) subcontract substantially all its duties under this Agreement to any corporation more than 50% of the voting stock of which is owned, directly or indirectly, by Aon Corporation or (b) perform specific duties as servicer under this Agreement through other subcontractors; PROVIDED, HOWEVER, that, in each case, no such delegation or subcontracting shall relieve the Servicer of its responsibilities with respect to such duties as to which the Servicer shall remain primarily responsible with respect thereto.


                                  ARTICLE NINE

                                     REPORTS

         SECTION 9.01. MONTHLY REPORTS. No later than 10:00 a.m. Chicago, Illinois time on each Determination Date, the Servicer shall cause the Trustees and each Rating Agency to receive a Monthly Report.

         SECTION 9.02. OFFICER'S CERTIFICATE. On or before January 31 of each year, the Servicer shall deliver to each Trustee and Rating Agency a certificate of a Servicing Officer substantially in the form of EXHIBIT C, certifying the accuracy of the Monthly Reports delivered during the preceding year and that no Servicer Default or event that with notice or lapse of time or both would become a Servicer Default has occurred, or if such event has occurred and is continuing, specifying the event and its status.

         SECTION 9.03. OTHER DATA. In addition, the Depositor and the Servicer shall, upon the request of the Trustees, Moody's or Standard & Poor's, furnish the Trustees, Moody's or Standard & Poor's, as the case may be, such underlying data as may be reasonably requested.

         SECTION 9.04. ANNUAL REPORT OF ACCOUNTANTS.

         (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants (the "INDEPENDENT ACCOUNTANTS"), who may also render other services to the Servicer, the Seller or to the Depositor, to deliver to the Trustees and each Rating Agency, on or before March 31 (or 90 days after the end of the Servicer's fiscal year, if other than December 31) of each year, beginning on March 31, 2001, with respect to the twelve months ended the immediately preceding December 31 (or other applicable date), a statement (the "ACCOUNTANT'S REPORT") addressed to the Board of Directors of the Servicer and to the Trustees to the effect that such firm has audited the financial statements of the direct or indirect parent of the Servicer and issued its report thereon and that such audit:

                  (1) was made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances;

                  (2) included an examination of documents and records relating to the servicing of motor vehicle installment sale contracts under pooling and servicing agreements substantially similar to one another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby, including this Agreement);

                  (3) included an examination of the delinquency and loss statistics relating to the Servicer's portfolio of motor vehicle installment sale contracts; and

                  (4) except as described in the statement, disclosed no exceptions or errors in the records relating to motor vehicle loans serviced for others that, in the firm's opinion, generally accepted auditing standards requires such firm to report.

The Accountant's Report shall further state that:

                  (1) a review in accordance with agreed upon procedures was made of one randomly selected Monthly Report; and

                  (2) except as disclosed in the Report, no exceptions or errors in the Monthly Report so examined were found.

         (b) The Accountant's Report shall also indicate that the firm is independent of the Seller and the Servicer and the Servicer's direct or indirect parent within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

         SECTION 9.05. ANNUAL STATEMENT OF COMPLIANCE FROM SERVICER. The Servicer will deliver to the Trustees and each of the Rating Agencies, on or before January 31 of each year commencing January 31, 2001, an Officer's Certificate stating that (a) a review of the activities of the Servicer during the prior calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Securityholder by a request in writing to the Indenture Trustee or Owner Trustee.

         SECTION 9.06. MONTHLY REPORTS TO SECURITYHOLDERS. (a) On or before each Determination Date, the Servicer shall prepare and, concurrently with each distribution to Certificateholders and Noteholders, deliver to the Trustees and the Trustees shall cause to be delivered and mailed to each Noteholder and each Certificateholder at the addresses appearing on the Note Register and Certificate Register, respectively, a statement as of the related Distribution Date substantially in the form of EXHIBIT I hereto (the "MONTHLY REPORT") setting forth:

                  (i) the amount of distribution allocable to principal of each Class of the Notes and the amount of distribution allocable to the Certificate Balance;

                  (ii) the amount of the distribution allocable to interest on each Class of Notes and the amount of Certificateholder's interest distribution;

                  (iii) the amount of fees payable on such Distribution Date, separately identifying the Monthly Servicing Fee, the Owner Trustee Fee and the Indenture Trustee Fee;

                  (iv) the amount of any Note Interest Carryover Shortfall, Note Principal Carryover Shortfall, Certificate Interest Carryover Shortfall and Certificate Principal Carryover Shortfall for the next succeeding Distribution Date and the change in such amounts from those with respect to such Distribution Date;

                  (v) the outstanding principal amount and Note Factor for each Class of Notes and the Certificate Balance and Certificate Factor, in each case as of such Distribution Date each after giving effect to the distribution of principal to each Class of Notes and the Certificates;

                  (vi) the amount of the distributions described in (i) or (ii) above payable with funds withdrawn from the Reserve Fund and the amount remaining in the Reserve Fund after giving effect to all deposits and withdrawals from the Reserve Fund on such date;

                  (vii) the amount otherwise distributable to the Class B Notes or the Certificates that has instead been distributed to one or more senior Class of Notes on such Distribution Date;

                  (viii) the amount of Advances made by the Servicer in respect of the related Contracts and the related Due Period and the amount of unreimbursed Advances in respect of the related Contracts determined by the Servicer to be a Defaulted Contract; and

                  (ix) the Aggregate Principal Balance as of the end of the immediately preceding Due Period.

         (b) Within the prescribed period of time for tax reporting purposes after the end of each calendar year, the Servicer shall prepare and the Indenture Trustee and Owner Trustee, respectively, shall mail to each Noteholder or Certificateholder of record at any time during such year a report as to the aggregate amounts reported pursuant to subsections (i), (ii), (iii) and (iv) of this Section, attributable to such Noteholder or Certificateholder.

         (c) In the event that Virginia Surety Company, Inc.'s long term debt rating by Standard & Poor's or its claims paying ability rating by A.M. Best is downgraded from the ratings existing on the Closing Date, the Servicer will provide written notice thereof to each Rating Agency. Upon receipt of such notice any of the Rating Agencies may require the Indenture Trustee, or in the event of the Indenture Trustee's refusal, a third party mutually acceptable to the Rating Agencies and the Servicer, to confirm certain information in the Monthly Reports as agreed upon by the Rating Agencies and the Servicer.


                                   ARTICLE TEN

                                   TERMINATION

         SECTION 10.01.    TERMINATION.

         (a) NOTICE. As described in Article Nine of the Trust Agreement, notice of any termination of the Issuer shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

         (b) DURATION OF THE POSITION OF THE INDENTURE TRUSTEE FOR THE BENEFIT OF CERTIFICATEHOLDERS. Notwithstanding (i) the earlier payment in full of all principal and interest due to the Noteholders under the terms of the Notes of each Class, (ii) the cancellation of the Notes pursuant to SECTION 2.08 of the Indenture and (iii) the discharge of the Indenture Trustee's duties under the Indenture with respect to the Notes, the Indenture Trustee shall continue to act in the capacity of the Indenture Trustee under the Indenture for the benefit of the Certificateholders, and the Indenture Trustee, for the benefit of the Certificateholders, shall comply with its obligations hereunder, as appropriate, until such time as all distributions in respect of the Certificate Balance and interest due to the Certificateholders have been paid in full.


                                 ARTICLE ELEVEN

                                  MISCELLANEOUS

         SECTION 11.01.    AMENDMENT.

         (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Issuer, collectively, with notice to each Rating Agency, but without the consent of any of the Securityholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be ambiguous or inconsistent with any other provision herein or in any other Transaction Document, as the case may be, or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; PROVIDED, HOWEVER that any such action shall not, as evidenced by an Opinion of Counsel, materially and adversely affect the interests of any Securityholder.

         (b) This Agreement may also be amended from time to time by the Depositor, the Servicer, the Indenture Trustee and the Owner Trustee on behalf of the Issuer, with the consent of the Noteholders of more than 50% of the aggregate principal amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes or, if there are no Class A-1 Notes, Class A-2 Notes, Class A-3 Notes or Class A-4 Notes outstanding, with the consent of the Noteholders of more than 50% of the aggregate principal amount of the Class B Notes or, if there are no Notes outstanding, with the consent of Certificateholders of more than 50% of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Note or Certificate, (ii) change the interest rate on any Notes or Certificates which such change adversely affects the priority of payment of principal or interest made to the Noteholders or Certificateholders or (iii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Noteholders and Certificateholders then outstanding; and PROVIDED, FURTHER, that no such amendment or consent shall be effective unless each Rating Agency delivers written confirmation that such amendment or consent will not cause its then-current rating on any Class of Notes or Certificates to be qualified, reduced or withdrawn.

         (c) Promptly after the execution of any amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to each Rating Agency.

         (d) Promptly after the execution of any such amendment or consent, the Owner Trustee and the Indenture Trustee, as the case may be, shall forward written notification, prepared by the Administrator, of the substance of such amendment or consent to each Certificateholder and Noteholder, respectively. It shall not be necessary for the consent of Noteholders and Certificateholders pursuant to SECTION 11.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization by Noteholders and Certificateholders of the execution thereof shall be subject to such reasonable requirements as the Trustees may prescribe.

         (e) Prior to the execution of any amendment to this Agreement, each of the Indenture Trustee and the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Indenture Trustee and the Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Indenture Trustee's or the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         (f) Upon the execution of any amendment or consent pursuant to this
SECTION 11.01, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every holder of Notes and Certificates theretofore or thereafter issued hereunder shall be bound thereby.

         SECTION 11.02. PROTECTION OF TITLE TO ISSUER.

         (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer, the Securityholders and the Indenture Trustee in the Contracts and in the proceeds thereof. The Servicer shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Seller, the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with
SECTION 4.02 seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Issuer, the Owner Trustee and the Indenture Trustee at least 30 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

         (c) The Seller, the Depositor and the Servicer shall give the Issuer, the Owner Trustee and the Indenture Trustee at least 30 days' prior written notice of any relocation of the principal executive office of Premier Auto Finance, Inc., the Depositor and the Servicer (in the case of notice provided by the Servicer) if, as a result of such relocation, the applicable provisions of the UCC would require filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Contracts, and its principal executive office, within the United States.

         (d) The Servicer shall maintain or cause to be maintained accounts and records as to each Contract accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Contract, including payments and recoveries made and payments owing (and the nature of each) and
(ii) reconciliation between payments or recoveries on (or with respect to) each Contract and the amounts from time to time deposited in or credited to the Collection Account in respect of each Contract.

         (e) The Servicer shall maintain or cause to be maintained its computer systems so that, from and after the time of sale under this Agreement of the Contracts, the Servicer's master computer records (including any backup archives) that shall refer to a Contract indicate clearly the interest of the Issuer and the Indenture Trustee in such Contract and that such Contract is owned by the Issuer and has been pledged to the Indenture Trustee. Indication of the Issuer's ownership of and the Indenture Trustee's interest in a Contract shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Contract shall have been paid in full or repurchased or shall have become a Defaulted Contract.

         (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle retail installment sale contracts to any prospective purchaser, lender or other transferee, the Servicer shall give or cause to be given to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Contract, shall indicate clearly that such Contract has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

         (g) The Servicer shall permit the Indenture Trustee and the Owner Trustee and their agents, at any time during normal business hours, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Contract.

         (h) Upon request, the Servicer shall furnish to the Owner Trustee and the Indenture Trustee, within five Business Days, a list of all Contracts then held as part of the Trust Estate, together with a reconciliation of such list to the List of Contracts and to each of the Monthly Reports furnished before such request indicating removal of Contracts from the Issuer.

         (i) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency upon the execution and delivery of this Agreement and promptly after the execution and delivery of each amendment hereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee and reciting the details of each filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

         SECTION 11.03. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties under the Agreement shall be determined in accordance with such laws, except that the duties of the Owner Trustee shall be governed by the laws of the State of Delaware.

         SECTION 11.04. NOTICES. All notices, demands, certificates, requests and communications hereunder ("notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient as follows:

                           (i)      If to the Servicer or Seller:

                                    Premier Auto Finance, Inc.
                                    230 West Monroe Street
                                    Chicago, Illinois  60606
                                    Attention:  Charles Bradford Wolfe
                                    Telecopier No.: 312/456-1068

                           (ii)     If to the Depositor:

                                    Dealer Auto Receivables Corp.
                                    230 West Monroe Street
                                    Chicago, Illinois  60606
                                    Attention:  Charles Bradford Wolfe
                                    Telecopier No.: 312/456-1068

                           (iii)    If to the Indenture Trustee:

                                    The Bank of New York
                                    101 Barclay Street, 12-E
                                    New York, New York
                                    Attention: ABS Department
                                    Telecopier No.: 212/815-5544


                           (iv)     If to the Owner Trustee:

                                    Chase Manhattan Bank USA, National
                                    Association
                                    1201 Market Street
                                    Wilmington, Delaware 19801
                                    Attention: Corporate Trustee Administration
                                    Department
                                    Telecopier No.: 302/984-4903

                           (v)      If to Moody's:

                                    Moody's Investors Service, Inc.
                                    99 Church Street
                                    New York, New York 10007
                                    Attention: ABS Monitoring Department
                                    Telecopier No.: (212) 553-1350

                           (vi)     If to Standard & Poor's:

                                    Standard & Poor's Ratings Services, A
                                        Division of The McGraw Hill Companies
                                    55 Water Street
                                    New York, New York 10041
                                    Telecopier No.: (212) 438-2657

                           (vii)    If to the Underwriters:

                                    Chase Securities Inc.
                                    270 Park Avenue
                                    New York, New York 10017
                                    Attention: General Counsel
                                    Telecopier No.: (212) 270-7473

Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

         SECTION 11.05. SEVERABILITY OF PROVISIONS. If one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes or Certificates or the rights of the Holders thereof.

         SECTION 11.06. THIRD PARTY BENEFICIARIES. This Agreement will inure to the benefit of and be binding upon the parties hereto, and their respective successors and permitted assigns. The Administrator and the Owner Trustee, individually and on behalf of the Certificateholders are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto. Except as otherwise provided in this Agreement, no other person will have any right or obligation hereunder.

         SECTION 11.07. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall together constitute but one and the same instrument.

         SECTION 11.08. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.09. LIMITATION OF LIABILITY OF OWNER TRUSTEE AND INDENTURE TRUSTEE.

         (a) Notwithstanding anything contained herein to the contrary, this instrument has been countersigned by Chase Manhattan Bank USA, National Association, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall Chase Manhattan Bank USA, National Association, in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of ARTICLES SIX, SEVEN and EIGHT of the Trust Agreement.

         (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by The Bank of New York, not in its individual capacity but solely as Indenture Trustee, and in no event shall The Bank of New York have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

         SECTION 11.10. NO BANKRUPTCY PETITION; DISCLAIMER AND SUBORDINATION.

         (a) The Servicer covenants and agrees that it will not institute against the Depositor, or the Trust, or solicit or join in or cooperate with or encourage any other Person in instituting against the Depositor or the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States.

         (b) The provisions of this SECTION 11.10 shall be for the third party benefit of those entitled to rely thereon and shall survive the termination of this Agreement.





                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                      DEALER AUTO RECEIVABLES OWNER TRUST
                      2000-1

                           By: Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as Owner Trustee on behalf of the Issuer


                           By:      /s/ Denis Kelly
                               -------------------------------------------------
                                 Printed Name:  Denis Kelly
                                              ----------------------------------
                                 Title:         Assistant Vice President
                                       -----------------------------------------

                      DEALER AUTO RECEIVABLES CORP.


                           By:     /s/ Charles Bradford Wolfe
                               -------------------------------------------------
                                 Printed Name: Charles Bradford Wolfe
                                              ----------------------------------
                                 Title:   EVP & CFO
                                       -----------------------------------------

                      PREMIER AUTO FINANCE, INC., as Servicer


                           By:     /s/ Gilbert L. Van Over
                               -------------------------------------------------
                                 Printed Name: Gilbert L. Van Over
                                              ----------------------------------
                                 Title:   EVP & COO
                                       -----------------------------------------

                      THE BANK OF NEW YORK, not in its
                      individual capacity but solely as Indenture Trustee


                           By:     /s/ Erwin Soriano
                               -------------------------------------------------
                                 Printed Name:  Erwin Soriano
                                              ----------------------------------
                                 Title:   Assistant Treasurer
                                       -----------------------------------------

                                    EXHIBIT A

                              [Form of Assignment]

         In accordance with the Sale and Servicing Agreement (the "SALE AND SERVICING AGREEMENT") dated as of August 24, 2000 made by and between the undersigned, as Depositor ("DEPOSITOR"), Premier Auto Finance, Inc., as Servicer, The Bank of New York, as Indenture Trustee and Dealer Auto Receivables Owner Trust 2000-1 (the "Trust"), as assignee thereunder, the undersigned does hereby sell, transfer, convey and assign, set over and otherwise convey to the Trust (i) all the right, title and interest of the Depositor in and to the Contracts listed on the List of Contracts in effect on the Closing Date (including, without limitation, all security interests and all rights to receive scheduled payments and prepayments which are collected pursuant thereto on or after the Cutoff Date, including any liquidation proceeds therefrom, but excluding any rights to receive scheduled payments due on or after, but received prior to, the Cutoff Date), (ii) all security interests in each Financed Vehicle, (iii) all rights of the Depositor to proceeds from any claims on theft, physical damage, credit life or disability insurance or other individual insurance policy relating to any such Contract, an Obligor or a Financed vehicle securing such Contract, (iv) all documents contained in the related Contract Files, (v) all rights (but not the obligations) of the Depositor against any originating dealer or third party (i.e. the originators of the Contracts) under any agreements between the Seller and such originating dealers or other third party, (vi) all rights of the Depositor in the Lockbox, the Lockbox Account, related Lockbox Agreement, the Concentration Account and related Concentration Account Agreement to the extent they relate to such Contracts, (vii) any rebates of premiums and other amounts relating to insurance policies, extended service contracts, other repair agreements or any other items financed under such Contract, (viii) all rights (but not the obligations) of the Depositor under the Transfer and Sale Agreement, including but not limited to the Depositor's rights under ARTICLE V thereof, (ix) all rights of the Depositor under the Performance Guarantee, (x) the remittances, deposits and payments made into the Trust Accounts from time to time and amounts in the Trust Accounts from time to time (and any investments of such amounts), and (xi) all proceeds and products of the foregoing.

         This Assignment is made pursuant to and in reliance upon the representation and warranties on the part of the undersigned contained in
Article III of the Sale and Servicing Agreement and no others.

         Capitalized terms used herein but not otherwise defined shall have the meanings assigned to such terms in the Sale and Servicing Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this 24th day of August, 2000.

                                            DEALER AUTO RECEIVABLES CORP.


                                            By:
                                               ---------------------------------
                                            Printed Name:
                                            Title:

                                    EXHIBIT B

                   [Form of Closing Certificate of Depositor]


                          DEALER AUTO RECEIVABLES CORP.


                             PRESIDENT'S CERTIFICATE

         The undersigned certifies that he is President of Dealer Auto Receivables Corp., a Delaware corporation (the "DEPOSITOR"), and that as such is duly authorized to execute and deliver this certificate on behalf of the Depositor in connection with the Sale and Servicing Agreement (the "AGREEMENT") dated as of August 24, 2000 (the "EFFECTIVE DATE") by and among the Depositor, The Bank of New York (the "INDENTURE TRUSTEE"), as Indenture Trustee, Premier Auto Finance, Inc. ("PREMIER"), as Servicer, and Dealer Auto Receivables Owner Trust 2000-1 ("ISSUER") (all capitalized terms used herein without definition have the respective meanings set forth in the Agreement), and further certifies as follows:

                  (1) Attached hereto as EXHIBIT I is a true and correct copy of the Articles of Incorporation of the Depositor, together with all amendments thereto as in effect on the date hereof.

                  (2) There has been no other amendment or other document filed affecting the Articles of Incorporation of the Depositor since _____, and no such amendment has been authorized by the Board of Directors or shareholders of the Depositor.

                  (3) Attached hereto as EXHIBIT II is a Certificate of the Secretary of State of the State of Delaware dated August __, 2000 stating that the Depositor is duly incorporated under the laws of the State of Delaware and is in good standing.

                  (4) Attached hereto as EXHIBIT III is a true and correct copy of the By-laws of the Depositor, as amended, which were in full force and effect on August 1, 2000, and at all times subsequent thereto.

                  (5) Attached hereto as EXHIBIT IV is a true and correct copy of resolutions adopted pursuant to the unanimous written consent of the Board of Directors of the Depositor relating to the execution, delivery and performance of the Agreement; the Transfer and Sale Agreement dated as of the Effective Date between the Depositor and Premier Auto Finance, L.P.; the Trust Agreement dated as of the Effective Date between the Depositor and the Chase Manhattan Bank USA, National Association (the "OWNER TRUSTEE"), as Owner Trustee; the Administration Agreement dated as of the Effective Date among the Depositor, the Issuer, the Indenture Trustee and Premier, as Administrator; the Underwriting Agreement dated August 17, 2000 among the Depositor, Premier, Virginia Surety Company and Chase Securities Inc. as representative of the underwriters (collectively, the "PROGRAM AGREEMENTS"). Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.

                  (6) To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Depositor, whether or not arising in the ordinary course of business since August 17, 2000.

                  (7) To the best of my knowledge after reasonable investigation, all federal, state and local taxes of the Depositor due and owing as of the date hereof have been paid.

                  (8) All representations and warranties of the Depositor contained in the Program Agreements or any other related documents, or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

                  (9) There is no action, investigation or proceeding pending or, to our knowledge, threatened against the Depositor before any court, administrative agency or other tribunal (a) asserting the invalidity of the Program Agreements; (b) seeking to prevent the consummation of any of the transactions contemplated by the Program Agreements; or (c) which is likely materially and adversely to affect the Depositor's performance of its obligations under, or the validity or enforceability of, the Program Agreements.

                  (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by the Depositor for the Depositor's consummation of the transactions contemplated by the Program Agreements, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Certificates.

                  (11) The Depositor is not a party to any agreements or instruments evidencing or governing indebtedness for money borrowed or by which the Depositor or its property is bound (other than the Program Agreements). Neither Premier Auto Finance L.P.'s transfer and assignment of the Contract Assets to the Depositor, the Depositor's concurrent transfer and assignment of the Trust Corpus to the Trust, nor the concurrent pledge of the Collateral by the Trust to the Indenture Trustee nor the issuance and sale of the Certificates and the Notes, nor the execution and delivery of the Program Agreements, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which the Depositor is a party or by which it is otherwise bound.

                  (12) In connection with the transfer of Contracts and related collateral contemplated in the Agreement, (a) the Depositor has not made such transfer with actual intent to hinder, delay or defraud any creditor of the Depositor, and (b) the Depositor has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date thereof insolvent (nor will become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

                  (13) Each of the agreements and conditions of the Depositor to be performed on or before the Closing Date pursuant to the Program Agreements have been performed in all material respects.


                  (14) The undersigned holds the position set forth under his/her name below. The undersigned has diligently investigated and has taken all steps reasonably necessary to verify the information set forth in this Certificate. The undersigned has examined such corporate records, and has made such inquiries of officers, directors, executives and financial advisers of DARC as the undersigned has deemed reasonable or necessary to ensure the accuracy of the representations set forth herein.


         It is understood and acknowledged that the undersigned is executing this Certificate not in an individual capacity but solely in his/her capacity as an officer and is without any personal liability as to the matters contained in this Certificate.

                                     * * * *

         IN WITNESS WHEREOF, I have affixed my signature hereto this 24th day of August 2000.

                                                 DEALER AUTO RECEIVABLES CORP.


                                                 By:
                                                    ---------------------------
                                                          Printed Name:
                                                                       ---------
                                                          Title:  President

                                   EXHIBIT C-1

                    [Form of Closing Certificate of Servicer]


                           PREMIER AUTO FINANCE, INC.


                             PRESIDENT'S CERTIFICATE

         The undersigned certifies that he is President of Premier Auto Finance, Inc. ("PREMIER"), and that as such is duly authorized to execute and deliver this certificate on behalf of Premier, as Servicer, in connection with the Sale and Servicing Agreement (the "SALE AND SERVICING AGREEMENT") dated as of August 24, 2000 (the "EFFECTIVE DATE") by and among Premier, as Servicer, Dealer Auto Receivables Corp. ("DARC"), The Bank of New York, as Indenture Trustee and Dealer Auto Receivables Owner Trust 2000-1 ("ISSUER"), (all capitalized terms used herein without definition having the respective meanings set forth in the Sale and Servicing Agreement), and further certifies as follows:

                  (1) Attached hereto as EXHIBIT I is a true and correct copy of the Articles of Incorporation of Premier, together with all amendments thereto as in effect on the date hereof.

                  (2) There has been no other amendment or other document filed affecting the Articles of Incorporation of Premier since ____________, and no such amendment has been authorized by the Board of Directors or shareholders of Premier.

                  (3) Attached hereto as EXHIBIT II is a Certificate of the Secretary of State of the State of Delaware dated August __, 2000 stating that Premier is duly incorporated under the laws of the State of Delaware and is in good standing.

                  (4) Attached hereto as EXHIBIT III is a true and correct copy of the By-laws of Premier which were in full force and effect on August 1, 2000 and at all times subsequent thereto.

                  (5) Attached hereto as EXHIBIT IV is a true and correct copy of resolutions adopted pursuant to a unanimous written consent of the Board of Directors of Premier and relating to the authorization, execution, delivery and performance of the Sale and Servicing Agreement; the Underwriting Agreement dated August 17, 2000 among Premier, DARC, Virginia Surety Company, Inc. and Chase Securities Inc. as representative of the underwriters (the "UNDERWRITING AGREEMENT"); and the Administration Agreement dated August 24, 2000 among Premier, DARC, the Issuer and The Bank of New York, as Indenture Trustee (the "INDENTURE TRUSTEE") (the "ADMINISTRATION AGREEMENT"). Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by the Board of Directors.


                                     C-1-1

                  (6) No event with respect to Premier has occurred and is continuing which would constitute a Servicer Default or an event that, with notice or the passage of time, would constitute a Servicer Default under the Sale and Servicing Agreement. To the best of my knowledge after reasonable investigation, there has been no material adverse change in the condition, financial or otherwise, or the earnings, business affairs or business prospects of Premier, whether or not arising in the ordinary course of business, since August 17, 2000.

                  (7) To the best of my knowledge after reasonable investigation, all federal, state and local taxes of Premier due and owing as of the date hereof have been paid.

                  (8) All representations and warranties of Premier contained in the Sale and Servicing Agreement, the Underwriting Agreement and the Administration Agreement (collectively, the "PROGRAM AGREEMENTS") or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

                  (9) There is no action, investigation or proceeding pending or, to my knowledge, threatened against Premier before any court, administrative agency or other tribunal (a) asserting the invalidity of any Program Agreement to which Premier is a party; or (b) which is likely materially and adversely to affect Premier's performance of its obligations under, or the validity or enforceability of, the Program Agreements.

                  (10) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by Premier for Premier's consummation of the transactions contemplated by the Program Agreements, except such as have been obtained or made and such as may be required under the blue sky laws of any jurisdiction in connection with the issuance and sale of the Notes or Certificates.

                  (11) SCHEDULE A hereto contains a complete list of all material agreements or instruments evidencing or governing indebtedness for money borrowed to which Premier is a party or by which Premier or its property is bound. Neither the Seller's transfer and assignment of the Contract Assets to DARC, DARC's concurrent assignment of the Trust Corpus to the Trust, nor the concurrent assignment by the Trust of the Collateral to the Indenture Trustee, nor the issuance and sale of the Notes or Certificates or the entering into of the Program Agreements, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which Premier or the Seller is a party or by which it is otherwise bound.

                  (12) The sole shareholder of Premier is Aon Credit Services Corporation, a Delaware corporation, which has its chief executive office and only office in Chicago, Illinois, and has no other offices in any other state.

                  (13) Each of the agreements and conditions of Premier to be performed or satisfied on or before the Closing Date under the Program Agreements has been performed or satisfied in all material respects.


                                     C-1-2

                  (14) The undersigned holds the position set forth under his/her name below. The undersigned has diligently investigated and has taken all steps reasonably necessary to verify the information set forth in this Certificate. The undersigned has examined such corporate records, and has made such inquiries of officers, directors, executives and financial advisers of Premier as the undersigned has deemed reasonable or necessary to ensure the accuracy of the representations set forth herein.

                  It is understood and acknowledged that the undersigned is executing this Certificate not in an individual capacity but solely in his/her capacity as an officer and is without any personal liability as to the matters contained in this Certificate.


                                   * * * * * *











                                     C-1-3

                  IN WITNESS WHEREOF, I have affixed my signature hereto this 24th day of August, 2000.

                                                 PREMIER AUTO FINANCE, INC.


                                                 By:
                                                     -----------------------
                                                         Printed Name:
                                                          Title:  President

                                   EXHIBIT C-2

                     [Form of Closing Certificate of Seller]


                           PREMIER AUTO FINANCE, L.P.


                          GENERAL PARTNER'S CERTIFICATE

         The undersigned certifies that he is President of The Auto Conduit Corporation ("TACC"), the sole general partner of Premier Auto Finance, L.P. ("PREMIER"), and that as such is duly authorized to execute and deliver this certificate on behalf of Premier, as Seller, in connection with the Transfer and Sale Agreement dated as of the Effective Date (the "TRANSFER AND SALE AGREEMENT") by and between Premier and Dealer Auto Receivables Corp. ("DARC") (all capitalized terms used herein without definition having the respective meanings set forth in Sale and Servicing Agreement (the "SALE AND SERVICING AGREEMENT") dated as of August 1, 2000 (the "EFFECTIVE DATE") by and among Premier, as Servicer, DARC, The Bank of New York, as Indenture Trustee and Dealer Auto Receivables Owner Trust 2000-1 ("ISSUER") and further certifies as follows:

                  (1) Attached hereto as EXHIBIT I is a true and correct copy of the Certificate of Limited Partnership of Premier, together with all amendments thereto as in effect on the date hereof.

                  (2) There has been no other amendment or other document filed affecting the Certificate of Limited Partnership of Premier since ____________, and no such amendment has been authorized by TACC or limited partners of Premier.

                  (3) Attached hereto as EXHIBIT II is a Certificate of the Secretary of State of the State of Illinois dated August __, 2000 stating that Premier is duly formed under the laws of the State of Illinois and is in good standing.

                  (4) Attached hereto as EXHIBIT III is a true and correct copy of the Limited Partnership Agreement of Premier which was in full force and effect on August 1, 2000 and at all times subsequent thereto.

                  (5) Attached hereto as EXHIBIT IV is a true and correct copy of resolutions adopted pursuant to a unanimous written consent of the Board of Directors of TACC and relating to the authorization, execution, delivery and performance of the Transfer and Sale Agreement. Said resolutions have not been amended, modified, annulled or revoked, and are on the date hereof in full force and effect and are the only resolutions relating to these matters which have been adopted by TACC.

                  (6) Attached hereto as EXHIBIT VI is a Certificate of the Secretary of State of the State of Delaware dated August __, 2000 stating that DARC is duly incorporated under the laws of the State of Delaware and is in good standing.


                                     C-2-1

                  (7) Attached hereto as EXHIBIT VII is a true and correct copy of the By-laws of DARC which were in full force and effect on August 1, 2000 and at all times subsequent thereto.

                  (8) To the best of my knowledge after reasonable investigation, all federal, state and local taxes of Premier due and owing as of the date hereof have been paid.

                  (9) All representations and warranties of Premier contained in the Transfer and Sale Agreement (collectively, the "PROGRAM AGREEMENTS") or in any document, certificate or financial or other statement delivered in connection therewith are true and correct as of the date hereof.

                  (10) There is no action, investigation or proceeding pending or, to my knowledge, threatened against Premier before any court, administrative agency or other tribunal (a) asserting the invalidity of any Program Agreement to which Premier is a party; or (b) which is likely materially and adversely to affect Premier's performance of its obligations under, or the validity or enforceability of, the Program Agreements.

                  (11) No consent, approval, authorization or order of, and no notice to or filing with, any governmental agency or body or state or federal court is required to be obtained by Premier for Premier's consummation of the transactions contemplated by the Program Agreements.

                  (12) SCHEDULE A hereto contains a complete list of all material agreements or instruments evidencing or governing indebtedness for money borrowed to which Premier is a party or by which Premier or its property is bound. Neither the Premier's transfer and assignment of the Contract Assets to DARC, DARC's concurrent transfer and assignment of the Trust Corpus to the Trust, nor the concurrent pledge by the Trust of the Collateral to the Indenture Trustee, nor the issuance and sale of the Notes or Certificates or the entering into of the Program Agreements, nor the consummation of any other of the transactions contemplated therein, will violate or conflict with any agreement or instrument to which Premier is a party or by which it is otherwise bound.

                  (13) In connection with the transfers of Contracts and related assets contemplated in the Transfer and Sale Agreement, (a) Premier has not made such transfer with actual intent to hinder, delay or defraud any creditor of Premier and (b) Premier has not received less than a reasonably equivalent value in exchange for such transfer, is not on the date hereof insolvent (nor will Premier become insolvent as a result thereof), is not engaged (or about to engage) in a business or transaction for which it has unreasonably small capital, and does not intend to incur or believe it will incur debts beyond its ability to pay when matured.

                  (14) Each of the agreements and conditions of Premier to be performed or satisfied on or before the Closing Date under the Program Agreements has been performed or satisfied in all material respects.


                                     C-2-2

                  (15) Each Contract being transferred pursuant to the Transfer and Sale Agreement is evidenced by a written agreement providing for a repayment obligation as well as a security interest in the related Financed Vehicle securing such obligation, and conforms as to these matters in all material respects with the form of written Contract provided as EXHIBIT A hereto (with such minor variations as to specific terms as may be required or deemed desirable in respect of the laws or requirements of particular states).

                  (16) Premier has not executed for filing any UCC financing statements listing the Contract Assets as collateral other than financing statements relating to the transactions contemplated in the Transfer and Sale Agreement and in the agreements listed on SCHEDULE A hereto.

                  (17) The undersigned holds the position set forth under his/her name below. The undersigned has diligently investigated and has taken all steps reasonably necessary to verify the information set forth in this Certificate. The undersigned has examined such corporate records, and has made such inquiries of officers, directors, executives and financial advisers of Premier as the undersigned has deemed reasonable or necessary to ensure the accuracy of the representations set forth herein.

                  It is understood and acknowledged that the undersigned is executing this Certificate not in an individual capacity but solely in his/her capacity as an officer and is without any personal liability as to the matters contained in this Certificate.



                                   * * * * * *


                                     C-2-3

                  IN WITNESS WHEREOF, I have affixed my signature hereto this 24th day of August, 2000.


                                             PREMIER AUTO FINANCE, L.P.

                                             By:  THE AUTO CONDUIT
                                                  CORPORATION,
                                                  Its General Partner


                                             By:
                                                -----------------------------
                                                    Printed Name:
                                                      Title:  President

                                    EXHIBIT D


                    [Form of Opinion of Counsel for Depositor
                       Regarding General Corporate Matters
                         (Including Perfection Opinion)]

  See Attached

                                    EXHIBIT E


                      [Form of Opinion of Counsel for Trust
                   Depositor Regarding the "TRUE SALE" Nature
                               of the Transaction]

  See Attached

                                    EXHIBIT F


                      [Form of Opinion of Counsel for Trust
                     Depositor Regarding Non-consolidation]

  See Attached

                                    EXHIBIT G

              [Form of Certificate Regarding Repurchased Contracts]

                           Premier Auto Finance, Inc.

                   Certificate Regarding Repurchased Contracts

         The undersigned certifies that he is the [______________] of Premier Auto Finance, Inc., a Delaware corporation (the "SERVICER"), and that as such is duly authorized to execute and deliver this certificate on behalf of the Servicer pursuant to SECTION 7.07 of the Sale and Servicing Agreement (the "AGREEMENT") dated as of August ___, 2000 by and among Dealer Auto Receivables Corp., as Depositor, the Servicer, The Bank of New York, as Indenture Trustee, and Dealer Auto Receivable Owner Trust 2000-1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

         1. The Contracts on the attached schedule are to be repurchased on the date hereof pursuant to [SECTION 7.05 or SECTION 7.07] of the Agreement and [SECTION 5.01 or SECTION 5.02] of the Transfer and Sale Agreement.

         2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to [SECTION 7.05 or SECTION 7.07] of the Agreement, be assigned by the Issuer to the Seller.

         IN WITNESS WHEREOF, I have affixed hereunto my signature this ______ day of _____________________.


                                             PREMIER AUTO FINANCE, INC.


                                             By:
                                                -------------------------------
                                                    Printed Name:
                                                    Title:

                                    EXHIBIT H

                               [List of Contracts]

See Attached.

                                    EXHIBIT I

         [Form of Monthly Report to Noteholders And Certificateholders]

                   Dealer Auto Receivables Owner Trust 2000-1
   $190,000,000.00   6.69% Dealer Auto Receivables Asset-Backed Notes, Class A-1
   $274,000,000.00   7.01% Dealer Auto Receivables Asset-Backed Notes, Class A-2
   $168,000,000.00   7.07% Dealer Auto Receivables Asset-Backed Notes, Class A-3
    $83,251,000.00   7.12% Dealer Auto Receivables Asset-Backed Notes, Class A-4
    $24,470,000.00   7.46% Dealer Auto Receivables Asset-Backed Notes, Class B
    $13,175,591.56   7.93% Dealer Auto Receivables Asset-Backed Certificates
                                 Monthly Report
                         For the [       ] Distribution Date


A.        Calculation of Available Amounts

          1.       Available Principal (as defined in Article I of the
                   Sale and Servicing Agreement)                                    $____________

          2.       Available Interest (as defined in Article I of the Sale
                   and Servicing Agreement)                                         $____________

          3.       Available Amounts (1. plus 2.)                                   $____________

B.        Calculation of Principal Distributable Amount (as defined in
          Article I of the Sale and Servicing Agreement)                            $____________

C.        Calculation of Note Monthly Principal Distributable Amount                $____________

          1.       Note Percentage for such Distribution Date

                            (a)      for each Distribution Date to but
                            excluding the Distribution Date on which the
                            principal amount of the Class B Notes is
                            reduced to zero                                         100.00%

                            (b)      after the principal amount of the
                            Class B Notes have been reduced to zero                   0.00%

          2.       Principal Distributable Amount (from B)                          $____________


                                      I-1

          3.       Note Monthly Principal Distributable Amount for

                            (a)      Class A-1 Notes                                $____________

                            (b)      Class A-2 Notes                                $____________

                            (c)      Class A-3 Notes                                $____________

                            (d)      Class A-4 Notes                                $____________

                            (e)      Class B Notes                                  $____________

                            (f)      Note Principal Carryover Shortfall             $____________

D.        Calculation of Note Monthly Interest Distributable Amount

          1.       Class A-1 Interest Rate                                          6.69%

          2.       Class A-2 Interest Rate                                          7.01%

          3.       Class A-3 Interest Rate                                          7.07%

          4.       Class A-4 Interest Rate                                          7.12%

          5.       Class B Interest Rate                                            7.46%

          6.       The Class A-1 Note Interest Rate times the Class A-1 Note
                   Balance times the number of days from and including the
                   immediately preceding Distribution Date (or from and
                   including the Closing Date with respect to the first
                   Distribution Date) to but excluding the next Distribution
                   Date divided by 360                                              $_____________


          7.       One-twelfth of the Class A-2 Note Interest Rate times the
                   Class A-2 Note Balance from and including the fifteenth day of the month based on a 360-day year of 12 months of 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth
                   day of the month of the current Distribution Date                $_____________



                                      I-2

          8.       One-twelfth of the Class A-3 Note Interest Rate times the
                   Class A-3 Note Balance from and including the fifteenth day of the month based on a 360-day year of 12 months of 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth
                   day of the month of the current Distribution Date                $_____________


          9.       One-twelfth of the Class A-4 Note Interest Rate times the
                   Class A-4 Note Balance from and including the fifteenth day of the month based on a 360-day year of 12 months of 30 days each (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth
                   day of the month of the current Distribution Date                $_____________

          10.      One-twelfth of the Class B Note Interest Rate times the Class
                   B Note Balance from and including the fifteenth day of the month based on a 360-day year of 12 months of 30 days each
                   (or from and including the Closing Date with respect to the first Distribution Date) to but excluding the fifteenth day
                   of the month of the current Distribution Date                    $_____________

          11.      Aggregate Interest Carryover Shortfall for each Class for such
                   Distribution Date                                                $_____________

          12.      Note Monthly Interest Distributable Amount (the sum of items
                   D.6, D.7, D.8, D.9, D.10 and D.11                                $_____________

E.        Calculation of Note Distributable Amount (sum of C.3(f) plus D.12.)       $_____________


                                      I-3

F.        Calculation of Certificate Principal Distributable Amount                 $____________

          1.       Certificate Balance                                              $____________

          2.       Principal Distributable Amount

          3.       Certificate Percentage for each respective Distribution Date

          3(a).    for each Distribution Date to but excluding the Distribution
                   Date on which the Principal Amount of the Class B Notes is
                   reduced to zero                                                  0.00%

          3(b).    on the Distribution Date on which the Principal Amount of the
                   Class B Notes is reduced to zero                                     ____%

          3(c).    thereafter                                                       100.00%

          4(a).    Principal Distributable Amount multiplied by the Certificate
                   Percentage for such Distribution Date                            $____________

          4(b).    Certificate Principal Carryover Shortfall for such Distribution
                   Date                                                             $____________

          5.       Certificate Principal Distributable Amount (the sum of  4.(a)
                   and 4.(b))                                                       $____________

G.        Calculation of Certificate Interest Distributable Amount


          1.        Certificate Pass-Through Rate                                   7.93%

          2(a).     One-twelfth of the Certificate Pass-Through Rate times the
                    Certificate Balance on the immediately preceding Distribution
                    Date, after giving effect to all payments of principal to the
                    Certificateholders and such preceding Distribution Date (or in case of the first Distribution Date on the original Principal
                    Amount of the Certificates) based on a 360-day year of 12
                    months of 30 days each.                                         $__________

          2(b).     Certificate Interest Carryover Shortfall for such Distribution
                    Date                                                            $__________

          3.        Certificate Interest Distributable Amount (sum of 2.(a) and
                    2.(b))                                                          $__________

H.        Calculation of Certificate Distributable Amount (sum of F.5 and G.3)      $__________


                                      I-4

I.        Fees

          1.        The Monthly Servicing Fee for such Distribution Date (1/12 of the product of 1% and the Aggregate Principal Balance of the Contracts as of the beginning of the preceding
                    Distribution Date)                                              $____________


          2.        Late Payment Penalty Fees for such Distribution Date            $____________

          3.        Extension Fees for such Distribution Date                       $____________

          4.        Indenture Trustee Fee for such Distribution Date                $____________

          5.        Owner Trustee Fee for such Distribution Date                    $_____________

J.        Calculation of the Available Amounts for such Distribution Date

          1.          The amount of funds deposited into the Collection Account
                      pursuant to SECTION 5.05(b) of the Sale and Servicing
                      Agreement with respect  to the related Due Period             $_____________

                            a.       All amounts received by the Indenture
                            Trustee or the Servicer with respect to principal
                            and interest on the Contracts, as well as Late
                            Payment Penalty Fees and Extensions Fees for the
                            related Due Period                                      $_____________

                            b.       All Net Liquidation Proceeds                   $_____________

                            c.       The aggregate of the Repurchase Prices for
                            Contracts required to be repurchased by the Depositor
                            as described in SECTION 7.05 of the Sale and Servicing
                            Agreement                                               $_____________

                            d.       All Advances made by Servicer pursuant to
                            SECTION 7.02 of the Sale and Servicing Agreement        $_____________

                            e.       All amounts paid by the Seller in connection
                            with an optional repurchase of the Contracts described
                            in SECTION 7.07 of the Sale and Servicing Agreement     $_____________


                                      I-5

                            f.       All amounts received in respect of
                            interest, dividends, gains, income and earnings on
                            investments of funds in the Trust Accounts as
                            contemplated in SECTION 5.05(b) of the Sale and
                            Servicing Agreement                                     $_____________

                            g.       Total amount of funds deposited into the
                            Collection Account pursuant to SECTION 5.05(b) (the
                            sum of a. through g.)                                   $_____________

          2.          The amount of funds permitted to be withdrawn from the
                      Collection Account pursuant to clauses (i) through (iii) of
                      SECTION 7.03(a) of the Sale and Servicing Agreement with
                      respect to the related Due Period                             $_____________

                            a.       Amounts to be paid to the Servicer as the
                            Reimbursement Amount in accordance with SECTION 7.02
                            of the Sale and Servicing Agreement                     $_____________

                            b.       Amounts to be paid to the Servicer in respect
                            to the Servicing Fee for the related Due Period         $_____________

                            c.       Amounts to be paid to the Indenture Trustee
                            in respect of the Indenture Trustee Fee for the
                            related Due Period                                      $_____________

                            d.       Amounts to be paid to the Owner Trustee in
                            respect of the Owner Trustee Fee for the related Due
                            Period                                                  $_____________

                            e.       Total amount of funds permitted to be
                            withdrawn from the Collection Account pursuant to
                            clauses (i) through (iii) SECTION 7.03(a) of the Sale
                            and Servicing Agreement with respect to the related
                            Due Period (sum of a. through d.)                       $_____________

          3.          The Available Amounts (not including amounts from Reserve
                      Fund Account) for such Distribution Date available to pay
                      Note Distributable Amounts  and Certificate Distributable
                      Amounts  (1(h) minus 2(e))                                                            $____________


                                      I-6

          4.          The Available Amounts otherwise distributable to the
                      Certificateholders that will be distributed to the
                      Noteholders on such Distribution Date                                                 $____________

K.        The shortfall of Available Amounts for such Distribution Date to pay either the Note Distributable Amount or the Certificate Distributable
          Amount (the Available Amounts for such Distribution Date minus the sum of the Note Distributable Amount as set forth in E. and the
          Certificate Distributable Amount as set forth in H.)                          $____________

L.        The amount to be withdrawn from the Reserve Fund on such Distribution
          Date to cover the Note Interest Distributable Amount                          $____________

M.        The amount to be withdrawn from the Reserve Fund on such Distribution
          Date to cover the Certificate Interest Distributable Amount                   $____________

N.        The amount to be withdrawn from the Reserve Fund on such Distribution
          Date to cover the Note Principal Distributable Amount                         $____________

O.        The amount to be withdrawn from the Reserve Fund on such Distribution
          Date to cover the Certificate Principal Distributable Amount                  $____________

P.        Interest Earnings on the Reserve Fund.                                        $____________

Q.        The amount on deposit in the Reserve Fund after giving
          effect to deposits and withdrawals therefrom on such Distribution Date        $____________

R. The Specified Reserve Fund Amount for such Distribution Date will be an amount equal to the lesser of (i) the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance as of such Distribution Date, and (ii) the greater of:

                            (a) 4.25% of the aggregate unpaid principal balance
                   of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance on such Distribution Date, except that if a Reserve Fund Trigger Event shall have occurred and be continuing on such Distribution Date, then the percentage of the aggregate unpaid principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes and the Certificate Balance referred to in this clause (a), shall be equal to 6.50%; and

                            (b) 1.00% of the  Aggregate  Principal  Balance as
                   of the Cutoff Date.                                             $____________

S.        The Pool Factor


          1.        The Class A-1 Note Factor immediately before such Distribution
                    Date                                                            ____________

          2.        The Class A-2 Note Factor immediately before such Distribution
                    Date                                                            ____________

          3.        The Class A-3 Note Factor immediately before such Distribution
                    Date                                                            ____________

          4.        The Class A-4 Note Factor immediately before such Distribution
                    Date                                                            ____________

          5.        The Class B Note Factor immediately before such Distribution
                    Date                                                            ____________

          6.        The Certificate Factor immediately before such Distribution
                    Date                                                            ____________

          7.        The Class A-1 Note Factor immediately after such Distribution
                    Date                                                            ____________


                                      I-8

          8.        The Class A-2 Note Factor immediately after such Distribution
                    Date                                                            ____________

          9.        The Class A-3 Note Factor immediately after such Distribution
                    Date                                                            ____________

          10.       The Class A-4 Note Factor immediately after such Distribution
                    Date                                                            ____________

          11.       The Class B Note Factor immediately after such Distribution
                    Date                                                            ____________

          12.       The Certificate Factor immediately after such Distribution Date ____________


T.        Delinquent Contracts

          1.        31-59 Days                                       #______        $____________

          2.        60-89 Days                                       #______        $____________

          3.        90 or More Days                                  #______        $____________


U.        Defaulted Contracts

          1.        Total Defaulted Contracts  #______                              $____________

          2.        Identity (attach)

          3.        Liquidation proceeds for the Due Period                         $____________

          4.        Liquidation expenses for the Due Period                         $____________

          5.        Net Liquidation Proceeds for the Due Period                     $____________

          6.        Net Liquidation Losses for the Due Period                       $____________

V.        Advances

          1.        Unreimbursed Advances prior to such Distribution Date           $____________

          2.        Amount paid to Servicer on such Distribution Date to reimburse
                    Servicer for such unreimbursed Advances                         $____________


                                      I-9

          3.        Amount of Delinquent Interest for the related Due Period        $____________

          4.        Amount of new Advances on such Distribution Date (if such
                    amount is less than the amount of Delinquent Interest,
                    attach the certificate required by SECTION 7.02 of the Sale
                    and Servicing Agreement)                                        $____________

          5.        Total of unreimbursed Advances after new Advances on such
                    Distribution Date                                               $____________

W.        Repurchased Contracts

          1.        Number of Contracts to be repurchased pursuant to SECTION 7.07
                    of the Sale and Servicing Agreement                             $____________

          2.        Principal Amount of such Contracts                              $____________

          3.        Related Repurchase Price of such Contracts                      $____________

X.        Contracts

          1.        Number of Contracts as of beginning of Due Period               $____________

          2.        Principal Balance of Contracts as of beginning of Due Period    $____________

          3.        The weighted average Contract Rate of the Contracts as of the
                    beginning of the Due Period                                     $____________

          4.        The weighted average remaining term to maturity of the
                    Contracts as of the beginning of the Due Period                 $____________

          5.        Number of Contracts as of end of Due Period                     $____________

          6.        Principal Balance of Contracts as of end of Due Period          $____________

          7.        The weighted average Contract Rate of the Contracts as of the
                    end of the Due Period                                           $____________

          8.        The weighted average remaining term to maturity of the
                    Contracts as of the end of the Due Period                       $____________

                                    EXHIBIT J

                    [Seller's Representations and Warranties]

         REPRESENTATIONS AND WARRANTIES REGARDING EACH CONTRACT. The Seller represents and warrants as to each Contract as of the Closing Date that:

                  (a) LIST OF CONTRACTS. The information set forth in the List of Contracts is true, complete and correct in all material respects as of the Cutoff Date.

                  (b) PAYMENTS. As of the Cutoff Date, the most recent scheduled payment with respect to any Contract either had been made or was not delinquent for more than 30 days. To the best of the Seller's knowledge, all payments made on each Contract were made by or on behalf of the respective Obligor.

                  (c) NO WAIVERS. As of the Closing Date, the terms of the Contracts have not been waived, altered or modified in any respect, except by instruments or documents included in the related Contract File.

                  (d) BINDING OBLIGATION. Each Contract is a valid and binding payment obligation of the Obligor thereunder and is enforceable in accordance with its terms, except as such enforceability may be limited by insolvency, bankruptcy, moratorium, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

                  (e) NO DEFENSES. No Contract is subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and the operation of any of the terms of such Contract or the exercise of any right thereunder will not render the Contract unenforceable in whole or in part or subject to any right of rescission, setoff, counterclaim or defense, including the defense of usury, and no such right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect thereto.

                  (f) INSURANCE. Each Contract requires the related Obligor to maintain physical damage insurance (i) in an amount not less than the value of the Financed Vehicle at the time of origination of the Contract, (ii) naming the Seller as a loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks covered by comprehensive coverage, and all premiums due on such insurance have been paid in full from the date of the Contract's origination.

                  (g) ORIGINATION. Each Contract was originated by a retailer of new or used automobiles or other third party that finances the sale of new or used motor vehicles in the ordinary course of its business which dealer or third party had all necessary licenses and permits to originate the Contracts in the state where such dealer or third party was located, was fully and properly executed by the parties thereto, and has been purchased by the Seller in the regular course of its business or directly originated by the Seller in the ordinary course of its business. To the best of the Seller's knowledge, each Contract was sold by such dealer or other third party to the Seller without any fraud on the part of such dealer or third party.

                  (h) LAWFUL ASSIGNMENT. No Contract was originated in or is subject to the laws of any jurisdiction whose laws would make the sale, transfer and assignment of the Contract under this Agreement or under the Sale and Servicing Agreement or the pledge of the Contract under the Indenture unlawful, void or voidable.

                  (i) COMPLIANCE WITH LAW. None of the Contracts, the origination of the Contracts by the dealers or other third parties, the purchase of the Contracts by the Seller, the sale of the Contracts by the Seller to the Depositor or by the Depositor to the Issuer, or any combination of the foregoing, violated at the time of origination or as of the Closing Date any requirement of any federal, state or local law and regulations thereunder, including, without limitation, usury, truth in lending, motor vehicle installment loan and equal credit opportunity laws, applicable to the Contracts and the sale of the Financed Vehicles. The Seller shall, for at least the period of this Agreement, maintain in its possession, available for the Depositor's and the Trustees' inspection, and shall deliver to the Depositor or the Trustee upon demand, evidence of compliance with all such requirements.

                  (j) CONTRACT IN FORCE. As of the Closing Date, no Contract has been satisfied or subordinated in whole or in part or rescinded, and the related Financed Vehicle securing any Contract has not been released from the lien of the Contract in whole or in part.

                  (k) VALID SECURITY INTEREST. Each Contract creates a valid, subsisting and enforceable first priority perfected security interest in favor of the Seller in the Financed Vehicle covered thereby, and such security interest has been assigned by the Seller to the Depositor. The original certificate of title, certificate of lien or other notification (the "LIEN CERTIFICATE") issued by the body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon (the "REGISTRAR OF TITLES") of the applicable state to a secured party which indicates the lien of the secured party on the Financed Vehicle is recorded on the original certificate of title, and the original certificate of title for each Financed Vehicle, show, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date and will show, the Seller as original secured party under each Contract as the holder of a first priority security interest in such Financed Vehicle. With respect to each Contract for which the Lien Certificate has not yet been returned from the Registrar of Titles, the Seller has received written evidence from the related dealer or other third party that such Lien Certificate showing the Seller as lienholder has been applied for.

                  (l) CAPACITY OF PARTIES. All parties to any Contract had capacity to execute such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

                  (m) GOOD TITLE. Each Contract was originated by the Seller or purchased by the Seller for value and taken into possession prior to the Cutoff Date in the ordinary course of its business, without knowledge that the Contract was subject to a security interest. No Contract has been sold, assigned or pledged to any person other than the

         Depositor and the Issuer as the transferee of the Depositor, and prior to the transfer of the Contract to the Depositor, the Seller had good and marketable title to each Contract free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest and was the sole owner thereof and had full right to transfer the Contract to the Depositor and to permit the Depositor to transfer the same to the Issuer, and, as of the Closing Date, the Issuer will have a first priority perfected security interest therein.

                  (n) NO DEFAULTS. As of the Cutoff Date, no default, breach, violation or event permitting acceleration existed with respect to any Contract and no event had occurred which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration under such Contract. The Seller has not waived any such default, breach, violation or event permitting acceleration. As of the Cutoff Date, no Financed Vehicle had been repossessed.

                  (o) NO LIENS. As of the Closing Date there are no liens or claims which have been filed for work, labor, materials or unpaid taxes affecting the Financed Vehicle securing any Contract which are or may be liens prior to, or equal with, the lien of such Contract.

                  (p) ENFORCEABILITY. Each Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Financed Vehicle of the benefits of the security.

                  (q) ONE ORIGINAL. Each Contract is evidenced by only one original executed Contract, which original is being held by the Servicer as custodian.

                  (r) NO GOVERNMENT CONTRACTS. No Obligor is the United States or any State government or an agency, authority, instrumentality or other political subdivision of the United States government or any state government or municipality.

                  (s) OBLIGOR BANKRUPTCY. At the Cutoff Date, no Obligor was subject to a bankruptcy proceeding or other insolvency proceeding.

                  (t) CHATTEL PAPER. The Contracts constitute chattel paper within the meaning of the UCC as in effect in the State of Illinois.

                  (u) NO IMPAIRMENT. Neither the Seller nor the Depositor has done anything to convey any right to any Person that would result in such Person having a right to payments due under the Contract or otherwise to impair the rights of the Issuer in any Contract or the proceeds thereof.

                  (v) CONTRACT NOT ASSUMABLE. No Contract is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the Depositor with respect to such Contract.

                  (w) OBLIGOR LOCATION. Each Contract is a U.S.
         dollar-denominated obligation and each Obligor's billing address is located in one of the states of the United States, the District of Columbia or Puerto Rico.

                  (x) LOCKBOX BANK. The Lockbox Bank is the only institution holding any Lockbox Account for receipt of payments from Obligors, and all Obligors, and only such Obligors, have been instructed to make payments to the Lockbox Account, and no person claiming through or under Seller has any claim or interest in the Lockbox or the Lockbox Account other than the Lockbox Bank; PROVIDED, HOWEVER, The Chase Manhattan Bank, N.A., shall have an interest in certain other collections therein not related to the Contracts.

                  (y) CONCENTRATION ACCOUNT. No person claiming through or under Seller has any claim or interest in the Concentration Account; provided, however, The Chase Manhattan Bank, N.A. shall have an interest in certain other collections therein not related to the Contracts.

         REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACTS IN THE AGGREGATE. The Seller represents and warrants as of the Closing Date that:

                  (a) AMOUNTS. The sum of the aggregate Principal Balances payable by Obligors under the Contracts as of the Cutoff Date equals the sum of the principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Certificates on the Closing Date.

                  (b) CHARACTERISTICS. The Contracts have the following characteristics: (i) all the Contracts are secured by Financed Vehicles; (ii) no Contract has a remaining maturity of less than 7 months or more than 72 months; (iii) no Contract had an original term to maturity of less than 12 months or more than 72 months; (iv) the final scheduled payment on the Contract with the latest maturity is due no later than June 30, 2006; (v) each Contract is a fully-amortizing fixed rate Simple Interest Contract; and (vi) each Contract had a remaining Principal Balance of no less than $598.11 and no more than $60,181.84. Approximately 42.00% of the Principal Balance of the Contracts as of the Cutoff Date is attributable to loans for purchases of new Financed Vehicles and approximately 58.00% is attributable to loans for purchases of used Financed Vehicles. No Contract has a Contract Rate of less than 1.900%. No Contract was originated after the Cutoff Date. The first scheduled Distribution Date of the Contracts is due no later than September 15, 2000.

                  (c) MARKING RECORDS. As of the Closing Date, the Seller has caused the Computer Disk relating to the Contracts sold under the Transfer and Sale Agreement and concurrently reconveyed by the Depositor to the Issuer and pledged by the Issuer to the Indenture Trustee to be clearly and unambiguously marked to indicate that such Contracts constitute part of the Trust Corpus, are owned by the Issuer and constitute security for the Notes.

                  (d) NO ADVERSE SELECTION. No selection procedures adverse to Noteholders and Certificateholders have been employed in selecting the Contracts.

                  (e) TRUE SALE. The transaction contemplated by this Agreement constitutes a valid sale, transfer and assignment from the Seller to the Depositor and from the

         Depositor to the Issuer of all of the Seller's right, title and interest in the Contract Assets as of the Closing Date or creates a first priority security interest in the Contract Assets for the benefit of the Issuer as of the Closing Date.

                  (f) ALL FILINGS MADE. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trustees a first priority perfected lien on, or ownership interest in, the Contracts and the proceeds thereof have been made, taken or performed.

         REPRESENTATIONS AND WARRANTIES REGARDING THE CONTRACT FILES. The Seller represents and warrants as of the Closing Date that:

                  (a) POSSESSION. Immediately prior to the Closing Date, the Servicer will have possession of each original Contract and the related complete Contract File, and there are and there will be no custodial agreements relating to the same in effect. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Contract File for each Contract currently is in the possession of the Servicer.

                  (b) BULK TRANSFER LAWS. The transfer, assignment and conveyance of the Contracts and the Contract Files by the Seller pursuant to the Transfer and Sale Agreement and by the Depositor pursuant to the Sale and Servicing Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                                    EXHIBIT K

                       [Lockbox Bank and Lockbox Account]


         Lockbox                                              Lockbox Bank
         -------                                              ------------
         Account No. 3813409                                  Harris Trust and Savings Bank
         Lockbox #: 6216 and 6253

         Account No. 4159-260025                              Wells Fargo Bank
         Lockbox #: 7186


                                    EXHIBIT L

                             [Concentration Account]



         Account No. 1065242 at Bank One, NA



         Concentration Account Agreement:   See Attached.










                                      L-1